MAY 21, 2004                                                     JPMCC 2004-PNC1


                      STRUCTURAL AND COLLATERAL TERM SHEET



                      ------------------------------------

                                  $762,999,000
                                  (Approximate)

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                                    Depositor

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2004-PNC1

                      ------------------------------------

                               JPMORGAN CHASE BANK

                         PNC BANK, NATIONAL ASSOCIATION

                      MERRILL LYNCH MORTGAGE LENDING, INC.

                              Mortgage Loan Sellers




JPMORGAN                                                     MERRILL LYNCH & CO.


PNC CAPITAL MARKETS, INC.                                                 NOMURA

The analyses in this report are based upon information provided by JPMorgan Chase Bank, PNC Bank, National Association, and Merrill Lynch Mortgage Lending, Inc. (the "Sellers"). J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PNC Capital Markets, Inc., and Nomura Securities International, Inc. (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Final Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable Prospectus and Final Prospectus Supplement. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the Prospectus and Final Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.


The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the Securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1


                                  KEY FEATURES


CO-LEAD MANAGERS:             J.P. Morgan Securities Inc. (Joint Bookrunner)
                              Merrill Lynch, Pierce, Fenner & Smith Incorporated
                              (Joint Bookrunner)

CO-MANAGERS:                  PNC Capital Markets, Inc.
                              Nomura Securities International, Inc.

MORTGAGE LOAN SELLERS:        JPMorgan Chase Bank (52.9%)
                              PNC Bank, National Association (26.8%)
                              Merrill Lynch Mortgage Lending, Inc. (20.3%)

SERVICER:                     Midland Loan Services, Inc.

SPECIAL SERVICER:             Midland Loan Services, Inc.

TRUSTEE:                      LaSalle Bank National Association

FISCAL AGENT:                 ABN AMRO Bank N.V.

PAYING AGENT:                 JPMorgan Chase Bank

RATING AGENCIES:              Standard & Poor's Ratings Services, a division of
                              The McGraw-Hill Companies, Inc.
                              Fitch, Inc.

PRICING DATE:                 On or about June 7, 2004

CLOSING DATE:                 On or about June 18, 2004

CUT-OFF DATE:                 With respect to each mortgage loan, the related
                              due date of that mortgage loan in June 2004 or, with respect to those mortgage loans that were originated in May 2004 and have their first payment date in July 2004, June 1, 2004 or, with respect to those mortgage loans that were originated in June 2004 and have their first payment date in August 2004, the origination date.

DISTRIBUTION DATE:            The 12th day of each month or, if the 12th day is
                              not a business day, on the next succeeding business day, beginning in July 2004.

PAYMENT DELAY:                11 days

TAX STATUS:                   REMIC

ERISA CONSIDERATIONS:         Classes A-1, A-2, A-3, A-4, B, C, D & E are
                              expected to be ERISA eligible.

OPTIONAL TERMINATION:         1.0% (Clean-up Call) and when offered certificates
                              are retired, upon election by holder of all outstanding certificates

MINIMUM DENOMINATIONS:        $10,000

SETTLEMENT TERMS:             DTC, Euroclear and Clearstream Banking



                           COLLATERAL CHARACTERISTICS


COLLATERAL CHARACTERISTICS                              ALL MORTGAGE LOANS     LOAN GROUP 1      LOAN GROUP 2
------------------------------------------------------ -------------------- ----------------- -----------------
INITIAL POOL BALANCE (IPB):                              $1,097,458,312       $850,795,357      $246,662,954
NUMBER OF MORTGAGED LOANS:                               100                  66                34
NUMBER OF MORTGAGED PROPERTIES:                          130                  96                34
AVERAGE CUT-OFF BALANCE PER LOAN:                        $10,974,583          $12,890,839       $7,254,793
AVERAGE CUT-OFF BALANCE PER PROPERTY:                    $8,441,987           $8,862,452        $7,254,793
WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:             5.4429%              5.4258%           5.5017%
WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR:                 1.69x                1.78x             1.39x
WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV):       69.9%                68.4%             75.3%
WEIGHTED AVERAGE MATURITY DATE LTV(1),(2):               60.5%                59.9%             62.7%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS)(1): 117                  115               124
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS)(3): 354                  351               354
WEIGHTED AVERAGE SEASONING (MONTHS):                     2                    2                 2
10 LARGEST LOANS AS % OF IPB(4):                         44.0%                56.2%             57.6%
SINGLE TENANT PROPERTIES AS % OF IPB:                    11.7%                15.1%             NAP

(1)  With respect to each ARD loan, to the related anticipated repayment date.
(2)  Excludes fully amortizing mortgage loans.
(3)  Excludes Mortgage loans that are interest only for their entire term.
(4)  Each group of cross-collateralized mortgage loans is treated as one loan.


                                    2 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                            SUMMARY OF CERTIFICATES


PUBLICLY OFFERED CLASSES


                                    INITIAL CLASS
            EXPECTED RATINGS     CERTIFICATE BALANCE       CREDIT SUPPORT      WEIGHTED AVG.
   CLASS      (S&P/FITCH)         OR NOTIONAL AMOUNT     (% OF BALANCE)(1)    LIFE (YEARS)(2)   PRINCIPAL WINDOW(2)
-----------------------------------------------------------------------------------------------------------------------
 A-1            AAA/AAA              $ 37,400,000             14.500%              2.37             07/04-12/08
 A-2            AAA/AAA              $113,700,000             14.500%              4.66             12/08-06/09
 A-3            AAA/AAA              $ 98,400,000             14.500%              7.71             06/09-12/13
 A-4            AAA/AAA              $442,164,000             14.500%              9.86             12/13-06/14
 B               AA/AA               $ 28,809,000             11.875%              9.98             06/14-06/14
 C              AA-/AA-              $ 13,718,000             10.625%              9.98             06/14-06/14
 D                A/A                $ 17,834,000              9.000%              9.98             06/14-06/14
 E               A-/A-               $ 10,974,000              8.000%              9.98             06/14-06/14
-----------------------------------------------------------------------------------------------------------------------


PRIVATELY OFFERED CLASSES



                                       INITIAL CLASS
              EXPECTED RATINGS     CERTIFICATE BALANCE       CREDIT SUPPORT      WEIGHTED AVG.
   CLASS        (S&P/FITCH)         OR NOTIONAL AMOUNT     (% OF BALANCE)(1)    LIFE (YEARS)(2)   PRINCIPAL WINDOW(2)
-----------------------------------------------------------------------------------------------------------------------
 X                AAA/AAA            $ 1,097,458,311(3)           N/A                 N/A                 N/A
 A-1A             AAA/AAA            $   246,662,000            14.500%               N/A                 N/A
 F               BBB+/BBB+           $    16,462,000             6.500%               N/A                 N/A
 G                BBB/BBB            $    10,975,000             5.500%               N/A                 N/A
 H               BBB-/BBB-           $    20,577,000             3.625%               N/A                 N/A
 J                BB+/BB+            $     2,744,000             3.375%               N/A                 N/A
 K                 BB/BB             $     6,859,000             2.750%               N/A                 N/A
 L                BB-/BB-            $     4,115,000             2.375%               N/A                 N/A
 M                 B+/B+             $     5,487,000             1.875%               N/A                 N/A
 N                  B/B              $     2,744,000             1.625%               N/A                 N/A
 P                 B-/B-             $     2,744,000             1.375%               N/A                 N/A
 NR                NR/NR             $    15,090,311              N/A                 N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------

(1) The credit support percentages set forth for Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates are represented in the aggregate.

(2) The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity Considerations-Weighted Average Life" in the preliminary prospectus supplement, and the assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date and (c) no excess interest is generated on the mortgage loans.

(3)  Notional Amount.


                                    3 of 67

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2004-PNC1

                              STRUCTURAL OVERVIEW

o For the purposes of making distributions to the Class A-1, A-2, A-3, A-4 and A-1A Certificates, the pool of mortgage loans will be deemed to consist of two loan groups (either "Loan Group 1" or "Loan Group 2").

o Generally, the Class A-1, A-2, A-3 and A-4 Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 1 until the certificate principal balance of the Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 2 until the certificate balance of the Class A-4 Certificates has been reduced to zero. However, on any distribution date on which the certificate principal balance of the Class B Certificates through Class NR Certificates have been reduced to zero, distributions of principal collected or advanced in respect to the mortgage loans will be distributed (without regard to loan group) to the Class A-1, A-2, A-3, A-4 and A-1A Certificates, pro-rata.

o Interest payments will be made concurrently to Classes A-1, A-2, A-3, A-4 and A-1A (pro-rata to Class A-1, A-2, A-3 and A-4 from Loan Group 1, and to Class A-1A from Loan Group 2, the foregoing classes, together, the "Class A Certificates"), Class X and then, after payment of the principal distribution amount to such Classes (other than the Class X Certificates), interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M, N, P and NR Certificates.

o The pass-through rates on the Class A-1, A-2, A-3, A-4, A-1A, B, C, D, E, F, G, H, J, K, L, M, N, P and NR will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii) above and (iv) the rate described in clause (ii) above less a specified percentage.

o    All classes will accrue interest on a 30/360 basis.

o Losses will be borne by the Classes (other than the Class X Certificates) in reverse sequential order, from the Class NR Certificates up to the Class B Certificates and then pro-rata to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-1A Certificates (without regard to loan group).

o Yield maintenance charges calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the Publicly Offered Certificates and the Class A-1A, F, G and H Certificates in the following manner: the holders of each class of Offered Certificates and the Class A-1A, F, G and H Certificates will receive, (with respect to the related Loan Group, if applicable in the case of the Class A-1, A-2, A-3, A-4 and A-1A Certificates) on each Distribution Date an amount of Yield Maintenance Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X Certificates).




                   Group Principal Paid to Class       Pass-Through Rate on Class -- Discount Rate
   YM Charge  x   -------------------------------  x  ---------------------------------------------
                     Group Total Principal Paid          Mortgage Rate on Loan -- Discount Rate


o All prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X Certificates.

o The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such adjustment is determined, the interest portion of any P&I Advance will be reduced in proportion to such adjustment.
--------------------------------------------------------------------------------


                                    4 of 67

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1








                      [THIS PAGE INTENTIONALLY LEFT BLANK]






                                    5 of 67

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                ALL MORTGAGE LOANS -- COLLATERAL CHARACTERISTICS




                         CUT-OFF DATE PRINCIPAL BALANCE

RANGE OF PRINCIPAL            NUMBER     PRINCIPAL    % OF      WA       WA UW
BALANCES                     OF LOANS     BALANCE      IPB      LTV       DSCR
--------------------------------------------------------------------------------
   $823,610 --   $2,999,999      16   $   32,714,644    3.0%    67.9%     1.44x
 $3,000,000 --   $3,999,999      14       49,714,151    4.5     74.5%     1.38x
 $4,000,000 --   $4,999,999       7       32,046,083    2.9     77.6%     1.37x
 $5,000,000 --   $6,999,999      24      141,473,960   12.9     67.8%     1.51x
 $7,000,000 --   $9,999,999      10       82,570,986    7.5     75.4%     1.45x
$10,000,000 --  $14,999,999      12      140,037,985   12.8     71.7%     1.63x
$15,000,000 --  $24,999,999       8      158,847,893   14.5     76.6%     1.47x
$25,000,000 --  $49,999,999       6      203,052,611   18.5     72.3%     1.69x
$50,000,000 -- $135,500,000       3      257,000,000   23.4     60.8%     2.18x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         100   $1,097,458,312  100.0%    69.9%     1.69x
--------------------------------------------------------------------------------
AVERAGE PER LOAN: $10,974,583
AVERAGE PER PROPERTY: $8,441,987


                        RANGE OF MORTGAGE INTEREST RATES

RANGE OF MORTGAGE INTEREST    NUMBER     PRINCIPAL     % OF      WA     WA UW
RATES                        OF LOANS     BALANCE       IPB      LTV     DSCR
--------------------------------------------------------------------------------
 4.4400% -- 4.9999%               6   $  225,715,925    20.6%    60.7%   2.43x
 5.0000% -- 5.4999%              35      353,285,489    32.2     73.7%   1.44x
 5.5000% -- 5.9999%              42      412,202,399    37.6     73.1%   1.50x
 6.0000% -- 6.4999%               9       53,804,426     4.9     72.5%   1.47x
 6.5000% -- 6.9999%               4       40,610,000     3.7     57.3%   2.12x
 7.0000% -- 8.0600%               4       11,840,073     1.1     54.4%   1.29x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         100   $1,097,458,312   100.0%    69.9%   1.69x
--------------------------------------------------------------------------------
WA MORTGAGE RATE: 5.4429%





                    ORIGINAL TERM TO MATURITY/ARD IN MONTHS

ORIGINAL TERM TO            NUMBER     PRINCIPAL    % OF       WA      WA UW
MATURITY/ARD               OF LOANS     BALANCE      IPB       LTV      DSCR
--------------------------------------------------------------------------------
 60 --  84                     6    $  135,748,386   12.4%     62.9%     2.25x
 85 -- 120                    82       868,189,705   79.1      71.4%     1.65x
121 -- 240                    12        93,520,221    8.5      66.1%     1.30x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      100    $1,097,458,312  100.0%     69.9%     1.69x
--------------------------------------------------------------------------------
WA ORIGINAL TERM TO
MATURITY/ARD:   119



                             GEOGRAPHIC DISTRIBUTION

                         NUMBER OF    PRINCIPAL       % OF     WA       WA UW
STATE                   PROPERTIES     BALANCE         IPB     LTV       DSCR
--------------------------------------------------------------------------------
CALIFORNIA                  20      $  246,032,831    22.4%   62.0%      2.27x
  Southern                  17         163,760,666    14.9    63.4%      2.11x
  Northern                   3      $   82,272,165     7.5    59.4%      2.58x
TEXAS                       23         132,644,932    12.1    74.5%      1.36x
DISTRICT OF COLUMBIA         1          66,500,000     6.1    70.7%      1.35x
OTHER                       86         652,280,549    59.4    71.9%      1.58x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    130      $1,097,458,312   100.0%   69.9%      1.69x
--------------------------------------------------------------------------------


              UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS

                         NUMBER OF      PRINCIPAL     % OF       WA      WA UW
UW DSCR                    LOANS         BALANCE       IPB       LTV      DSCR
--------------------------------------------------------------------------------
1.09x -- 1.19x               3       $   17,800,055     1.6%     74.0%     1.14x
1.20x -- 1.29x              15          131,986,543    12.0      73.2%     1.26x
1.30x -- 1.39x              27          244,077,691    22.2      75.6%     1.35x
1.40x -- 1.49x              24          188,890,215    17.2      76.0%     1.43x
1.50x -- 1.69x              19          203,551,083    18.5      74.1%     1.54x
1.70x -- 1.99x               4           38,001,398     3.5      59.8%     1.78x
2.00x -- 3.11x               8          273,151,327    24.9      57.1%     2.53x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:    100       $1,097,458,312   100.0%     69.9%     1.69x
--------------------------------------------------------------------------------

                  REMAINING TERM TO MATURITY/ARD DATE IN MONTHS

RANGE OF REMAINING TERMS    NUMBER      PRINCIPAL      % OF       WA     WA UW
TO MATURITY/ARD            OF LOANS      BALANCE        IPB       LTV     DSCR
--------------------------------------------------------------------------------
55 - 84                        6     $  135,748,386    12.4%     62.9%    2.25x
85 - 120                      82        868,189,705    79.1      71.4%    1.65x
121 - 238                     12         93,520,221     8.5      66.1%    1.30x
--------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      100     $1,097,458,312   100.0%     69.9%    1.69x
--------------------------------------------------------------------------------
WA REMAINING
TERM TO MATURITY/ARD: 117




                           PROPERTY TYPE DISTRIBUTION
----------------------------------------------------------------------------------------------------
                                                NUMBER OF      PRINCIPAL      % OF    WA       WA UW
PROPERTY TYPE            SUB PROPERTY TYPE      PROPERTIES      BALANCE       IPB     LTV      DSCR
----------------------------------------------------------------------------------------------------
RETAIL                      Anchored                32      $  359,969,714    32.8%   62.7%    2.18x
                            Unanchored              11          41,415,693     3.8    69.8%    1.57x
                            Shadow Anchored          2          10,701,389     1.0    77.4%    1.41x
                          Subtotal                  45      $  412,086,796    37.5%   63.8%    2.10x
----------------------------------------------------------------------------------------------------
OFFICE                      Suburban                19      $  209,024,449    19.0%   74.8%    1.41x
                            CBD                      2          70,014,000     6.4    71.2%    1.35x
                          Subtotal                  21      $  279,038,449    25.4%   73.9%    1.40x
----------------------------------------------------------------------------------------------------
MULTIFAMILY                 Garden                  34      $  247,359,273    22.5%   74.7%    1.39x
                            Mid/High Rise            1           6,073,809     0.6    78.9%    1.32x
                          Subtotal                  35      $  253,433,082    23.1%   74.8%    1.39x
----------------------------------------------------------------------------------------------------
INDUSTRIAL                  Warehouse/Distribution   6      $   31,143,154     2.8%   74.3%    1.43x
                            Flex                     9          24,956,879     2.3    74.6%    1.52x
                          Subtotal                  15      $   56,100,032     5.1%   74.5%    1.47x
----------------------------------------------------------------------------------------------------
HOTEL                       Full Service             3      $   37,910,000     3.5%   56.0%    2.17x
                            Limited Service          1          10,200,000     0.9    75.0%    1.56x
                          Subtotal                   4      $   48,110,000     4.4%   60.0%    2.04x
----------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING      Manufactured Housing       8      $   39,692,558     3.6%   79.6%    1.45x
----------------------------------------------------------------------------------------------------
SELF STORAGE              Self Storage               2      $    8,997,393     0.8%   74.3%    1.47x
----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                             130      $1,097,458,312   100.0%   69.9%    1.69x
----------------------------------------------------------------------------------------------------


                                    6 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                ALL MORTGAGE LOANS -- COLLATERAL CHARACTERISTICS



                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)

 ORIGINAL AMORTIZATION        NUMBER     PRINCIPAL        % OF      WA     WA UW
 TERM                        OF LOANS     BALANCE         IPB       LTV     DSCR
 ------------------------    --------  --------------   -------   -------  -----
 192 - 240                       7      $ 36,849,914      4.3%     66.1%   1.32x
 241 - 300                       8        34,116,402      4.0      71.5%   1.49x
 331 - 360                      81       782,311,995     91.7      73.7%   1.46x
 ------------------------    --------  --------------   -------   -------  -----
 TOTAL/WEIGHTED AVERAGE:        96      $853,278,312    100.0%     73.3%   1.46x
 ------------------------    --------  --------------   -------   -------  -----
 WA ORIGINAL
 AMORTIZATION TERM:            352



                        LTV RATIOS AS OF THE CUT-OFF DATE

                              NUMBER     PRINCIPAL       % OF       WA     WA UW
 CUT-OFF LTV                 OF LOANS      BALANCE        IPB       LTV     DSCR
 ------------------------    --------  --------------   -------   -------  -----
 23.0% - 49.9%                     5   $   20,384,012      1.9%    35.9%   2.19x
 50.0% - 59.9%                     8      224,444,289     20.5     57.1%   2.41x
 60.0% - 64.9%                     6       72,257,517      6.6     61.0%   2.17x
 65.0% - 69.9%                    10      104,625,622      9.5     67.3%   1.59x
 70.0% - 74.9%                    19      191,669,420     17.5     72.2%   1.43x
 75.0% - 80.0%                    51      476,798,709     43.4     78.3%   1.40x
 81.5%                             1        7,278,743      0.7     81.5%   1.34x
 ------------------------    --------  --------------   -------   -------  -----
 TOTAL/WEIGHTED AVERAGE:         100   $1,097,458,312    100.0%    69.9%   1.69x
 ------------------------    --------  --------------   -------   -------  -----
 WA CUT-OFF DATE LTV RATIO:     69.9%


                               AMORTIZATION TYPES

                            NUMBER      PRINCIPAL      % OF      WA       WA UW
 AMORTIZED TYPES           OF LOANS      BALANCE        IPB      LTV       DSCR
----------------------    ----------  --------------  ------- --------  --------
 BALLOON LOANS               77       $  672,470,672    61.3%   73.5%     1.48x
 INTEREST ONLY(2)             4          244,180,000    22.2    58.1%     2.51x
 PARTIAL INTEREST-ONLY        8           91,275,000     8.3    75.6%     1.42x
 ARD LOANS                    7           38,286,180     3.5    74.5%     1.42x
 IO-ARD                       1           37,620,000     3.4    68.4%     1.28x
 FULLY AMORTIZING             3           13,626,460     1.2    60.5%     1.28x
----------------------    ----------  --------------  ------- --------  --------
 TOTAL/WEIGHTED AVERAGE:    100       $1,097,458,312   100.0%   69.9%     1.69x
----------------------    ----------  --------------  ------- --------  --------




                             CURRENT OCCUPANCY RATES

CURRENT OCCUPANCY         NUMBER OF     PRINCIPAL      % OF      WA      WA UW
RATES                     PROPERTIES     BALANCE        IPB      LTV      DSCR
----------------------    ----------  --------------  ------- --------  --------
 59.4% - 70.0%                3       $   13,738,134    1.3%    71.8%    1.52x
 70.1% - 80.0%                3           14,217,266    1.4     71.9%    1.46x
 80.1% - 90.0%               16          117,801,966   11.2     71.4%    1.65x
 90.1% - 95.0%               22          194,881,568   18.6     76.9%    1.44x
 95.1% - 100.0%              82          708,709,378   67.5     68.4%    1.75x
----------------------    ----------  --------------  ------- --------  --------
 TOTAL/WEIGHTED AVERAGE:     126      $1,049,348,312  100.0%    70.4%    1.68x
----------------------    ----------  --------------  ------- --------  --------




                    REMAINING AMORTIZATION TERM IN MONTHS(1)

REMAINING AMORTIZATION      NUMBER     PRINCIPAL     % OF        WA      WA UW
TERM                       OF LOANS     BALANCE      IPB        LTV      DSCR
 ---------------------    ---------- -------------  -------   --------  --------
 191 -- 240                    7     $ 36,849,914     4.3%     66.1%     1.32x
 241 -- 300                    8       34,116,402     4.0      71.5%     1.49x
 331 -- 360                   81      782,311,995    91.7      73.7%     1.46x
 ---------------------    ---------- -------------  -------   --------  --------
 TOTAL/WEIGHTED AVERAGE:      96     $853,278,312   100.0%     73.3%     1.46x
 ---------------------    ---------- -------------  -------   --------  --------
 WA REMAINING
 AMORTIZATION TERM: 351



                    LTV RATIOS AS OF THE MATURITY/ARD DATE(3)

                           NUMBER      PRINCIPAL     % OF       WA       WA UW
 MATURITY/ARD LTV        OF LOANS       BALANCE       IPB       LTV       DSCR
 ---------------------  ---------- ---------------  -------   --------  --------
 15.3% - 29.9%               5     $   20,067,191      1.9%     38.3%     1.93x
 30.0% - 49.9%              11         59,426,038      5.5      61.8%     1.85x
 50.0% - 59.9%              19        402,069,156     37.1      63.6%     1.93x
 60.0% - 69.9%              61        589,269,467     54.4      76.2%     1.52x
 70.0% - 74.9%               1         13,000,000      1.2      79.8%     1.36x
 ---------------------  ---------- ---------------  -------   --------  --------
 TOTAL/WEIGHTED AVERAGE:    97     $1,083,831,852    100.0%     70.1%     1.70x
 ---------------------  ---------- ---------------  -------   --------  --------



                              YEAR BUILT/RENOVATED

                              NUMBER       PRINCIPAL    % OF      WA      WA UW
 YEAR BUILT/RENOVATED     OF PROPERTIES     BALANCE      IPB      LTV     DSCR
 ---------------------    -------------    ---------   -------   ------  -------
 1951 - 1959                     3      $    7,473,884     0.7%   62.3%   1.99x
 1960 - 1969                     1             952,880     0.1    73.3%   1.39x
 1970 - 1979                    11          56,477,987     5.1    78.1%   1.38x
 1980 - 1989                    25         226,428,777    20.6    72.9%   1.52x
 1990 - 1999                    26         232,996,340    21.2    69.2%   1.68x
 2000 - 2004                    64         573,128,444    52.2    68.4%   1.79x
 ---------------------    -------------    ---------   -------   ------  -------
 TOTAL/WEIGHTED AVERAGE:       130      $1,097,458,312   100.0%   69.9%   1.69x
 ---------------------    -------------    ---------   -------   ------  -------

                              PREPAYMENT PROTECTION

                            NUMBER      PRINCIPAL      % OF       WA      WA UW
 PREPAYMENT PROTECTION    OF LOANS      BALANCE        IPB       LTV      DSCR
 ---------------------    --------      ---------    --------   ------   -------
 DEFEASANCE                   92     $1,024,935,692    93.4%     69.5%     1.71x
 YIELD MAINTENANCE             8         72,522,620     6.6      75.5%     1.47x
 ---------------------    --------      ---------    --------   ------   -------
 TOTAL/WEIGHTED AVERAGE:     100     $1,097,458,312   100.0%     69.9%     1.69x
 ---------------------    --------      ---------    --------   ------   -------

(1)  Excludes loans that are interest-only for their entire term.

(2) The mortgage loans provide for monthly payments of interest-only for their entire term of the mortgage loans and the payment of the entire principal amount at the mortgage loans at maturity.

(3)  Excludes fully amortizing mortgage loans.


                                    7 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2004-PNC1


                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1


                         CUT-OFF DATE PRINCIPAL BALANCE

RANGE OF PRINCIPAL                    NUMBER       PRINCIPAL        % OF          WA         WA UW
BALANCES                             OF LOANS        BALANCE         IPB          LTV         DSCR
---------------------------------   ----------   --------------   ---------   ----------   ----------
   $1,448,688 --   $3,999,999           19        $ 56,177,251        6.6%        74.2%        1.42x
   $4,000,000 --   $4,999,999            6          27,206,070        3.2         77.5%        1.36x
   $5,000,000 --   $6,999,999           14          82,332,846        9.7         64.5%        1.57x
   $7,000,000 --   $9,999,999            5          43,864,952        5.2         73.2%        1.52x
  $10,000,000 --  $14,999,999            9         102,862,801       12.1         69.7%        1.74x
  $15,000,000 --  $24,999,999            5         105,072,893       12.3         75.5%        1.53x
  $25,000,000 --  $49,999,999            5         176,278,545       20.7         71.9%        1.71x
  $50,000,000 --  $99,999,999            2         121,500,000       14.3         65.1%        1.75x
 $100,000,000 -- $135,500,000            1         135,500,000       15.9         56.9%        2.56x
---------------------------------   ----------   --------------   ---------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE                 66        $850,795,357      100.0%        68.4%        1.78x
---------------------------------   ----------   --------------   ---------   ----------   ----------
 AVERAGE PER LOAN: $12,890,839
 AVERAGE PER PROPERTY: $8,862,452



                        RANGE OF MORTGAGE INTEREST RATES

RANGE OF MORTGAGE INTEREST        NUMBER        PRINCIPAL         % OF          WA         WA UW
RATES                            OF LOANS        BALANCE           IPB          LTV         DSCR
-----------------------------   ----------   ---------------   ----------   ----------   ----------
 4.4400% -- 4.9999%                  3        $189,180,000         22.2%        58.1%        2.59x
 5.0000% -- 5.4999%                 22         246,483,225         29.0         72.4%        1.47x
 5.5000% -- 5.9999%                 30         327,757,982         38.5         72.0%        1.55x
 6.0000% -- 6.4999%                  7          46,764,151          5.5         73.2%        1.46x
 6.5000% -- 6.8090%                  4          40,610,000          4.8         57.3%        2.12x
-----------------------------   ----------   ---------------   ----------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE             66        $850,795,357        100.0%        68.4%        1.78x
-----------------------------   ----------   ---------------   ----------   ----------   ----------
 WA MORTGAGE RATE: 5.4258%



                     ORIGINAL TERM TO MATURITY/ARD IN MONTHS

ORIGINAL TERM TO               NUMBER        PRINCIPAL         % OF          WA         WA UW
MATURITY/ARD                  OF LOANS        BALANCE           IPB          LTV         DSCR
--------------------------   ----------   ---------------   ----------   ----------   ----------
  60 --  84                       6        $135,748,386         16.0%        62.9%        2.25x
  85 -- 120                      53         650,566,823         76.5         69.9%        1.73x
 121 -- 240                       7          64,480,148          7.6         65.3%        1.31x
--------------------------   ----------   ---------------   ----------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:         66        $850,795,357        100.0%        68.4%        1.78x
--------------------------   ----------   ---------------   ----------   ----------   ----------
 WA ORIGINAL TERM TO
 MATURITY/ARD: 117


                             GEOGRAPHIC DISTRIBUTION

                              NUMBER OF        PRINCIPAL         % OF          WA         WA UW
 STATE                       PROPERTIES        BALANCE           IPB          LTV         DSCR
-------------------------   ------------   ---------------   ----------   ----------   ----------
 CALIFORNIA                      19         $245,209,222         28.8%        62.2%        2.27x
   Southern                      16          162,937,056         19.2         63.6%        2.11x
   Nouthern                       3           82,272,165          9.7         59.4%        2.58x
 DISTRICT OF COLUMBIA             1           66,500,000          7.8         70.7%        1.35x
 KANSAS                           3           47,473,382          5.6         70.8%        1.31x
 ARIZONA                          4           44,298,043          5.2         71.7%        1.61x
 VIRGINIA                         6           43,350,193          5.1         70.1%        1.47x
 OTHER                           63          403,964,517         47.5         71.0%        1.66x
-------------------------   ------------   ---------------   ----------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE          96         $850,795,357        100.0%        68.4%        1.78x
-------------------------   ------------   ---------------   ----------   ----------   ----------



              UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS

                               NUMBER       PRINCIPAL        % OF          WA         WA UW
 UW DSCR                     OF LOANS        BALANCE         IPB          LTV         DSCR
-------------------------   ----------   --------------   ---------   ----------   ----------
 1.23x -- 1.29x                  7        $ 68,709,512        8.1%        69.7%        1.27x
 1.30x -- 1.39x                 20         197,389,129       23.2         74.8%        1.35x
 1.40x -- 1.49x                 16         142,801,040       16.8         77.0%        1.42x
 1.50x -- 1.59x                  9         121,663,909       14.3         74.1%        1.53x
 1.60x -- 1.69x                  3          15,064,967        1.8         73.3%        1.63x
 1.70x -- 1.99x                  4          38,001,398        4.5         59.8%        1.78x
 2.00x -- 2.49x                  2          60,500,000        7.1         57.3%        2.24x
 2.50x -- 3.11x                  5         206,665,402       24.3         57.0%        2.63x
-------------------------   ----------   --------------   ---------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE         66        $850,795,357      100.0%        68.4%        1.78x
-------------------------   ------------   ---------------   ----------   ----------   ----------



                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS

RANGE OF REMAINING               NUMBER        PRINCIPAL         % OF          WA         WA UW
TERMS TO MATURITY               OF LOANS        BALANCE           IPB          LTV         DSCR
----------------------------   ----------   ---------------   ----------   ----------   ----------
  55 --  84                         6        $135,748,386         16.0%        62.9%        2.25x
  85 -- 120                        53         650,566,823         76.5         69.9%        1.73x
 121 -- 238                         7          64,480,148          7.6         65.3%        1.31x
----------------------------   ----------   ---------------   ----------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:           66        $850,795,357        100.0%        68.4%        1.78x
----------------------------   ----------   ---------------   ----------   ----------   ----------
 WA REMAINING
 TERM TO MATURITY/ARD: 115


                           PROPERTY TYPE DISTRIBUTION

                                                      NUMBER OF        PRINCIPAL       % OF         WA       WA UW
 PROPERTY TYPE                 SUB PROPERTY TYPE     PROPERTIES         BALANCE         IPB         LTV       DSCR
-------------------------- ------------------------ ------------ ------------------- ---------- ---------- ----------
  RETAIL                      Anchored                   32          $ 359,969,714      42.3%      62.7%      2.18x
                              Unanchored                 11             41,415,693       4.9       69.8%      1.57x
                              Shadow Anchored             2             10,701,389       1.3       77.4%      1.41x
                            Subtotal                     45          $ 412,086,796      48.4%      63.8%      2.10x
-------------------------- ------------------------ ------------ ------------------- ---------- ---------- ----------
  OFFICE                      Suburban                   19          $ 209,024,449      24.6%      74.8%      1.41x
                              CBD                         2             70,014,000       8.2       71.2%      1.35x
                            Subtotal                     21          $ 279,038,449      32.8%      73.9%      1.40x
-------------------------- ------------------------ ------------ ------------------- ---------- ---------- ----------
  INDUSTRIAL                  Warehouse/Distribution      6          $  31,143,154       3.7%      74.3%      1.43x
                              Flex                        9             24,956,879       2.9       74.6%      1.52x
                            Subtotal                     15          $  56,100,032       6.6%      74.5%      1.47x
-------------------------- ------------------------ ------------ ------------------- ---------- ---------- ----------
  HOTEL                       Full Service                3          $  37,910,000       4.5%      56.0%      2.17x
                              Limited Service             1             10,200,000       1.2       75.0%      1.56x
                            Subtotal                      4          $  48,110,000       5.7%      60.0%      2.04x
-------------------------- ------------------------ ------------ ------------------- ---------- ---------- ----------
  MANUFACTURED HOUSING      Manufactured Housing          8          $  39,692,558       4.7%      79.6%      1.45x
-------------------------- ------------------------ ------------ ------------------- ---------- ---------- ----------
  SELF STORAGE              Self Storage                  2          $   8,997,393       1.1%      74.3%      1.47x
-------------------------- ------------------------ ------------ ------------------- ---------- ---------- ----------
  MULTIFAMILY               Garden                        1          $   6,770,128       0.8%      56.4%      1.30x
-------------------------- ------------------------ ------------ ------------------- ---------- ---------- ----------
  TOTAL/WEIGHTED AVERAGE                                 96          $ 850,795,357     100.0%      68.4%      1.78x
-------------------------- ------------------------ ------------ ------------------- ---------- ---------- ----------



                                    8 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2004-PNC1


                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1




                     ORIGINAL AMORTIZATION TERM IN MONTHS(1)

ORIGINAL AMORTIZATION           NUMBER       PRINCIPAL        % OF          WA         WA UW
TERM                           OF LOANS       BALANCE         IPB          LTV         DSCR
--------------------------   ----------   --------------   ---------   ----------   ----------
 192 -- 240                       5        $ 29,809,639        4.9%        65.7%        1.28x
 241 -- 300                       6          25,579,318        4.2         71.0%        1.49x
 331 -- 360                      51         551,226,400       90.9         73.0%        1.50x
--------------------------   ----------   --------------   ---------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:         62        $606,615,357      100.0%        72.5%        1.48x
--------------------------   ----------   --------------   ---------   ----------   ----------
 WA ORIGINAL
 AMORTIZATION TERM: 351


                        LTV RATIOS AS OF THE CUT-OFF DATE

                                NUMBER       PRINCIPAL        % OF          WA         WA UW
 CUT-OFF LTV                  OF LOANS        BALANCE         IPB          LTV         DSCR
--------------------------   ----------   --------------   ---------   ----------   ----------
 25.3% -- 49.9%                   3        $ 17,195,402        2.0%        36.2%        2.32x
 50.0% -- 59.9%                   6         216,260,498       25.4         57.0%        2.42x
 60.0% -- 64.9%                   4          63,606,054        7.5         60.9%        2.30x
 65.0% -- 69.9%                   7          95,589,690       11.2         67.3%        1.60x
 70.0% -- 74.9%                  14         157,815,485       18.5         72.1%        1.43x
 75.0% -- 79.9%                  32         300,328,229       35.3         78.4%        1.42x
--------------------------   ----------   --------------   ---------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:         66        $850,795,357      100.0%        68.4%        1.78x
--------------------------   ----------   --------------   ---------   ----------   ----------


                               AMORTIZATION TYPES

                                NUMBER       PRINCIPAL        % OF          WA           WA UW
 AMORTIZED TYPES               OF LOANS       BALANCE          IPB          LTV          DSCR
--------------------------   ----------   ---------------   ----------   ----------   ----------
 BALLOON LOANS                   47        $491,582,717         57.8%        73.2%        1.51x
 PARTIAL INTEREST-ONLY            4          25,500,000          3.0         69.3%        1.52x
 INTEREST ONLY2                   4         244,180,000         28.7         58.1%        2.51x
 IO-ARD                           1          37,620,000          4.4         68.4%        1.28x
 FULLY AMORTIZING                 3          13,626,460          1.6         60.5%        1.28x
 ARD LOANS                        7          38,286,180          4.5         74.5%        1.42x
--------------------------   ----------   ---------------   ----------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:         66        $850,795,357        100.0%        68.4%        1.78x
--------------------------   ----------   ---------------   ----------   ----------   ----------


                             CURRENT OCCUPANCY RATES

CURRENT OCCUPANCY              NUMBER OF      PRINCIPAL         % OF        WA          WA UW
RATES                         PROPERTIES       BALANCE          IPB         LTV          DSCR
--------------------------   ------------   --------------   ---------   ----------   ----------
 63.3% --  75.0%                   2         $ 12,386,520        1.5%        73.8%        1.48x
 75.1% --  85.0%                   3            9,947,481        1.2         70.5%        1.59x
 85.1% --  90.0%                   8           73,278,987        9.1         69.9%        1.85x
 90.1% --  95.0%                   8           61,128,689        7.6         77.8%        1.45x
 95.1% -- 100.0%                  71          645,943,680       80.5         67.8%        1.79x
--------------------------   ------------   --------------   ---------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:          92         $802,685,357      100.0%        68.9%        1.76x
--------------------------   ------------   --------------   ---------   ----------   ----------




                     REMAINING AMORTIZATION TERM IN MONTHS(1)

REMAINING AMORTIZATION         NUMBER       PRINCIPAL        % OF          WA         WA UW
TERM                          OF LOANS       BALANCE          IPB          LTV         DSCR
--------------------------   ----------   --------------   ---------   ----------   ----------
 191 -- 240                       5        $ 29,809,639        4.9%        65.7%        1.28x
 241 -- 300                       6          25,579,318        4.2         71.0%        1.49x
 331 -- 360                      51         551,226,400       90.9         73.0%        1.50x
--------------------------   ----------   --------------   ---------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:         62        $606,615,357      100.0%        72.5%        1.48x
--------------------------   ----------   --------------   ---------   ----------   ----------
 WA REMAINING
 AMORTIZATION TERM: 350



                     LTV RATIOS AS OF THE MATURITY DATE/ARD(3)

                                 NUMBER       PRINCIPAL         % OF        WA          WA UW
 MATURITY/ARD LTV                OF LOANS     BALANCE           IPB         LTV          DSCR
----------------------------   ----------   --------------   ---------   ----------   ----------
 15.3% -- 29.9%                     3        $ 16,878,582        2.0%        39.0%        2.02x
 30.0% -- 49.9%                     5          35,550,509        4.2         61.2%        2.04x
 50.0% -- 59.9%                    15         385,219,564       46.0         63.3%        1.95x
 60.0% -- 64.9%                    17         174,009,923       20.8         71.7%        1.77x
 65.0% -- 69.9%                    22         212,510,319       25.4         78.2%        1.46x
 70.0% -- 74.9%                     1          13,000,000        1.6         79.8%        1.36x
----------------------------   ----------   --------------   ---------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:           63        $837,168,898      100.0%        68.5%        1.79x
----------------------------   ----------   --------------   ---------   ----------   ----------
 WA LTV RATIO AT MATURITY:






                              YEAR BUILT/RENOVATED

                               NUMBER OF       PRINCIPAL        % OF        WA           WA UW
 YEAR BUILT/RENOVATED          PROPERTIES       BALANCE         IPB         LTV          DSCR
--------------------------   ------------   --------------   ---------   ----------   ----------
 1954 -- 1959                      2         $  1,487,958        0.2%        73.3%        1.39x
 1960 -- 1969                      1              952,880        0.1         73.3%        1.39x
 1970 -- 1979                      9           48,561,538        5.7         77.9%        1.41x
 1980 -- 1989                     18          192,976,191       22.7         72.5%        1.55x
 1990 -- 1999                     19          180,057,954       21.2         66.8%        1.81x
 2000 -- 2004                     47          426,758,837       50.2         66.1%        1.92x
--------------------------   ------------   --------------   ---------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:          96         $850,795,357      100.0%        68.4%        1.78x
--------------------------   ------------   --------------   ---------   ----------   ----------



                              PREPAYMENT PROTECTION

                               NUMBER        PRINCIPAL          % OF        WA           WA UW
 PREPAYMENT PROTECTION        OF LOANS        BALANCE           IPB         LTV          DSCR
--------------------------   ----------   ---------------   ----------   ----------   ----------
 DEFEASANCE                      63        $830,310,272         97.6%        68.3%        1.79x
 YIELD MAINTENANCE                3          20,485,085          2.4         72.9%        1.44x
--------------------------   ----------   ---------------   ----------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:         66        $850,795,357        100.0%        68.4%        1.78x
--------------------------   ----------   ---------------   ----------   ----------   ----------

(1)  Excludes loans that are interest-only for their entire term.
(2) The mortgage loans provide for monthly payments of interest-only for their entire term of the mortgage loans and the payment of the entire principal amount at the mortgage loans at maturity.
(3)  Excludes fully amortizing mortgage loans.


                                    9 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2004-PNC1

                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2


                         CUT-OFF DATE PRINCIPAL BALANCE

RANGE OF PRINCIPAL                   NUMBER       PRINCIPAL        % OF         WA          WA UW
BALANCES                            OF LOANS       BALANCE          IPB         LTV          DSCR
--------------------------------   ----------   --------------   ---------   ----------   ----------
    $823,610 --  $2,999,999             8        $ 15,300,204        6.2%        62.6%        1.41x
  $3,000,000 --  $3,999,999             3          10,951,339        4.4         72.6%        1.31x
  $4,000,000 --  $4,999,999             1           4,840,013        2.0         78.1%        1.45x
  $5,000,000 --  $6,999,999            10          59,141,115       24.0         72.5%        1.43x
  $7,000,000 --  $9,999,999             5          38,706,033       15.7         78.0%        1.36x
 $10,000,000 -- $14,999,999             3          37,175,184       15.1         77.4%        1.33x
 $15,000,000 -- $24,999,999             3          53,775,000       21.8         78.7%        1.36x
 $25,000,000 -- $26,774,066             1          26,774,066       10.9         75.2%        1.51x
--------------------------------   ----------   --------------   ---------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:               34        $246,662,954      100.0%        75.3%        1.39x
--------------------------------   ----------   --------------   ---------   ----------   ----------
 AVERAGE PER LOAN: $7,254,793
 AVERAGE PER PROPERTY: $7,254,793


                        RANGE OF MORTGAGE INTEREST RATES

RANGE OF MORTGAGE INTEREST        NUMBER       PRINCIPAL         % OF         WA          WA UW
RATES                            OF LOANS      BALANCE           IPB          LTV          DSCR
-----------------------------   ----------   --------------   ----------   ----------   ----------
 4.6700% -- 4.9999%                  3        $ 36,535,925        14.8%        74.4%        1.61x
 5.0000% -- 5.4999%                 13         106,802,264        43.3         76.6%        1.38x
 5.5000% -- 5.9999%                 12          84,444,417        34.2         77.5%        1.31x
 6.0000% -- 6.4999%                  2           7,040,275         2.9         67.7%        1.52x
 6.5000% -- 8.0600%                  4          11,840,073         4.8         54.4%        1.29x
-----------------------------   ----------   --------------   ----------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:            34        $246,662,954       100.0%        75.3%        1.39x
-----------------------------   ----------   --------------   ----------   ----------   ----------
 WA MORTGAGE RATE: 5.5017%


                     ORIGINAL TERM TO MATURITY/ARD IN MONTHS

ORIGINAL TERM TO               NUMBER       PRINCIPAL         % OF          WA          WA UW
MATURITY/ARD                  OF LOANS       BALANCE           IPB          LTV         DSCR
--------------------------   ----------   ---------------   ----------   ----------   ----------
 108 -- 120                      29        $217,622,882         88.2%        76.2%        1.41x
 121 -- 180                       1          17,200,000          7.0         77.5%        1.30x
 181 -- 216                       4          11,840,073          4.8         54.4%        1.29x
--------------------------   ----------   ---------------   ----------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:         34        $246,662,954        100.0%        75.3%        1.39x
--------------------------   ----------   ---------------   ----------   ----------   ----------
 WA ORIGINAL TERM TO
 MATURITY/ARD: 125

                             GEOGRAPHIC DISTRIBUTION

                               NUMBER OF      PRINCIPAL         % OF         WA           WA UW
 STATE                        PROPERTIES       BALANCE          IPB          LTV          DSCR
--------------------------   ------------   --------------   ----------   ----------   ----------
 TEXAS                            13         $ 95,666,066        38.8%        75.5%        1.34x
 OKLAHOMA                          5           36,430,288        14.8         76.0%        1.52x
 TENNESSEE                         1           17,200,000         7.0         77.5%        1.30x
 ALABAMA                           1           13,200,000         5.4         77.6%        1.25x
 OTHER                            14           84,166,600        34.1         73.8%        1.44x
--------------------------   ------------   --------------   ----------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:          34         $246,662,954       100.0%        75.3%        1.39x
--------------------------   ------------   --------------   ----------   ----------   ----------


               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS

                               NUMBER       PRINCIPAL        % OF         WA          WA UW
 UW DSCR                      OF LOANS       BALANCE          IPB         LTV          DSCR
--------------------------   ----------   --------------   ---------   ----------   ----------
 1.09x -- 1.19x                   3        $ 17,800,055        7.2%        74.0%        1.14x
 1.20x -- 1.29x                   8          63,277,031       25.7         77.0%        1.25x
 1.30x -- 1.39x                   7          46,688,561       18.9         78.8%        1.32x
 1.40x -- 1.49x                   8          46,089,175       18.7         73.0%        1.46x
 1.50x -- 1.59x                   7          66,822,207       27.1         74.4%        1.53x
 1.60x -- 2.14x                   1           5,985,925        2.4         59.6%        2.14x
--------------------------   ----------   --------------   ---------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:         34        $246,662,954      100.0%        75.3%        1.39x
--------------------------   ----------   --------------   ---------   ----------   ----------




                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS

RANGE OF REMAINING               NUMBER       PRINCIPAL          % OF         WA          WA UW
TERMS TO MATURITY/ARD           OF LOANS       BALANCE           IPB          LTV         DSCR
----------------------------   ----------   ---------------   ----------   ----------   ----------
 107 -- 120                        29        $217,622,882         88.2%        76.2%        1.41x
 121 -- 180                         1          17,200,000          7.0         77.5%        1.30x
 181 -- 215                         4          11,840,073          4.8         54.4%        1.29x
----------------------------   ----------   ---------------   ----------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:           34        $246,662,954        100.0%        75.3%        1.39x
----------------------------   ----------   ---------------   ----------   ----------   ----------
 WA REMAINING
 TERM TO MATURITY/ARD: 124


                           PROPERTY TYPE DISTRIBUTION

                                                  NUMBER OF   PRINCIPAL         % OF       WA        WA UW
 PROPERTY TYPE               SUB PROPERTY TYPE   PROPERTIES    BALANCE          IPB        LTV        DSCR
-------------------------- -------------------- ------------ --------------- ---------- ---------- ----------
  MULTIFAMILY                 Garden              33          $ 240,589,145      97.5%      75.2%      1.39x
                              Mid/High Rise        1              6,073,809       2.5       78.9%      1.32x
                            Subtotal              34          $ 246,662,954     100.0%      75.3%      1.39x
-------------------------- -------------------- ------------ --------------- ---------- ---------- ----------
  TOTAL/WEIGHTED AVERAGE                          34          $ 246,662,954     100.0%      75.3%      1.39x
--------------------------                      ------------ --------------- ---------- ---------- ----------



                                    10 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2






                      ORIGINAL AMORTIZATION TERM IN MONTHS

ORIGINAL AMORTIZATION          NUMBER       PRINCIPAL        % OF          WA         WA UW
TERM                          OF LOANS       BALANCE          IPB          LTV         DSCR
--------------------------   ----------   --------------   ---------   ----------   ----------
 240 -- 300                       4        $ 15,577,359        6.3%        70.5%        1.51x
 331 -- 360                      30         231,085,595       93.7         75.6%        1.38x
--------------------------   ----------   --------------   ---------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:         34        $246,662,954      100.0%        75.3%        1.39x
--------------------------   ----------   --------------   ---------   ----------   ----------


                        LTV RATIOS AS OF THE CUT-OFF DATE

                                NUMBER       PRINCIPAL        % OF          WA         WA UW
 CUT-OFF LTV                  OF LOANS        BALANCE         IPB          LTV         DSCR
--------------------------   ----------   --------------   ---------   ----------   ----------
 23.0% -- 49.9%                   2        $  3,188,610        1.3%        34.4%        1.47x
 50.0% -- 59.9%                   2           8,183,791        3.3         59.4%        1.99x
 60.0% -- 64.9%                   2           8,651,463        3.5         61.7%        1.22x
 65.0% -- 69.9%                   3           9,035,932        3.7         67.5%        1.51x
 70.0% -- 74.9%                   5          33,853,935       13.7         72.5%        1.43x
 75.0% -- 80.0%                  19         176,470,481       71.5         78.1%        1.36x
 80.1% -- 81.5%                   1           7,278,743        3.0         81.5%        1.34x
--------------------------   ----------   --------------   ---------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:         34        $246,662,954      100.0%        75.3%        1.39x
--------------------------   ----------   --------------   ---------   ----------   ----------


                               AMORTIZATION TYPES

                               NUMBER        PRINCIPAL         % OF          WA         WA UW
 AMORTIZED TYPES              OF LOANS        BALANCE           IPB          LTV         DSCR
--------------------------   ----------   ---------------   ----------   ----------   ----------
 BALLOON LOANS                   30        $180,887,954         73.3%        74.3%        1.40x
 PARTIAL INTEREST-ONLY            4          65,775,000         26.7         78.0%        1.38x
--------------------------   ----------   ---------------   ----------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:         34        $246,662,954        100.0%        75.3%        1.39x
--------------------------   ----------   ---------------   ----------   ----------   ----------


                             CURRENT OCCUPANCY RATES

CURRENT OCCUPANCY             NUMBER OF       PRINCIPAL        % OF          WA         WA UW
RATES                         PROPERTIES        BALANCE         IPB          LTV         DSCR
--------------------------   ------------   --------------   ---------   ----------   ----------
 59.4% -- 80.0%                    2         $  7,040,275        2.9%        67.7%        1.52x
 80.1% -- 85.0%                    2           14,097,921        5.7         75.1%        1.17x
 85.1% -- 90.0%                    5           29,006,182       11.8         74.0%        1.35x
 90.1% -- 95.0%                   14          133,752,879       54.2         76.5%        1.43x
 95.1% -- 100.0%                  11           62,765,698       25.4         74.1%        1.37x
--------------------------   ------------   --------------   ---------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:          34         $246,662,954      100.0%        75.3%        1.39x
--------------------------   ------------   --------------   ---------   ----------   ----------


                      REMAINING AMORTIZATION TERM IN MONTHS

REMAINING AMORTIZATION         NUMBER       PRINCIPAL        % OF          WA         WA UW
TERM                          OF LOANS       BALANCE         IPB          LTV         DSCR
--------------------------   ----------   --------------   ---------   ----------   ----------
 236 -- 300                       4        $ 15,577,359        6.3%        70.5%        1.51x
 331 -- 360                      30         231,085,595       93.7         75.6%        1.38x
--------------------------   ----------   --------------   ---------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:         34        $246,662,954      100.0%        75.3%        1.39x
--------------------------   ----------   --------------   ---------   ----------   ----------

                     LTV RATIOS AS OF THE MATURITY DATE/ARD

                                NUMBER       PRINCIPAL         % OF          WA         WA UW
 MATURITY/ARD LTV              OF LOANS       BALANCE          IPB          LTV         DSCR
--------------------------   ----------   --------------   ----------   ----------   ----------
 16.4% -- 49.9%                   8        $ 27,064,139        11.0%        59.4%        1.56x
 50.0% -- 59.9%                   4          16,849,592         6.8         70.1%        1.40x
 60.0% -- 64.9%                   7          71,366,140        28.9         75.9%        1.43x
 65.0% -- 69.0%                  15         131,383,084        53.3         78.8%        1.34x
--------------------------   ----------   --------------   ----------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:         34        $246,662,954       100.0%        75.3%        1.39x
--------------------------   ----------   --------------   ----------   ----------   ----------



                              YEAR BUILT/RENOVATED

                                NUMBER        PRINCIPAL      % OF        WA       WA UW
 YEAR BUILT/RENOVATED       OF PROPERTIES      BALANCE       IPB        LTV       DSCR
-------------------------- --------------- -------------- --------- ---------- ----------
 1951 -- 1959                     1         $  5,985,925      2.4%      59.6%      2.14x
 1970 -- 1979                     2            7,916,449      3.2       79.5%      1.21x
 1980 -- 1989                     7           33,452,587     13.6       75.7%      1.36x
 1990 -- 1999                     7           52,938,386     21.5       77.3%      1.26x
 2000 -- 2004                    17          146,369,607     59.3       74.8%      1.43x
-------------------------- --------------- -------------- --------- ---------- ----------
 TOTAL/WEIGHTED AVERAGE:         34         $246,662,954    100.0%      75.3%      1.39x
-------------------------- --------------- -------------- --------- ---------- ----------



                             PREPAYMENT PROTECTION

                                NUMBER       PRINCIPAL         % OF          WA         WA UW
 PREPAYMENT PROTECTION        OF LOANS        BALANCE           IPB          LTV         DSCR
--------------------------   ----------   ---------------   ----------   ----------   ----------
 DEFEASANCE                      29        $194,625,420         78.9%        74.9%        1.37x
 YIELD MAINTENANCE                5          52,037,534         21.1         76.4%        1.48x
--------------------------   ----------   ---------------   ----------   ----------   ----------
 TOTAL/WEIGHTED AVERAGE:         34        $246,662,954        100.0%        75.3%        1.39x
--------------------------   ----------   ---------------   ----------   ----------   ----------



                                    11 of 67
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1


                             TOP 10 MORTGAGE LOANS

 LOAN      LOAN NAME                    LOAN  CUT-OFF DATE % OF            UNIT OF  LOAN PER  UW   CUT-OFF DATE PROPERTY
SELLER(1) (LOCATION)                    GROUP    BALANCE    IPB    UNITS   MEASURE    UNIT    DSCR   LTV RATIO  TYPE
------------------------------------------------------------------------------------------------------------------------------------
 JPMCB    Centro Retail Portfolio I      1    $135,500,000 12.3% 1,683,463   SF     $    80   2.56x    56.9%    Retail
          (Various, CA)
 MLML     901 E Street                   1      66,500,000  6.1    257,547   SF     $   258   1.35x    70.7%    Office
          (Washington, DC)
 MLML     Galileo Retail Portfolio       1      55,000,000  5.0    682,452   SF     $    81   2.24x    58.3%    Retail
          (Various, Various)
 JPMCB    El Cerrito Plaza               1      41,580,000  3.8    256,032   SF     $   162   2.69x    60.0%    Retail
          (El Cerrito, CA)
 JPMCB    Employers Reinsurance Corp I   1      37,620,000  3.4    320,198   SF     $   117   1.28x    68.4%    Office
          (Overland Park, KS)
 MLML     ARC MHC Portfolio              1      36,100,393  3.3      1,805   Pads   $20,000   1.43x    79.8%    Manufactured Housing
          (Various, Various)
 PNC      Billerica-Wilmington           1      34,630,974  3.2    525,340   SF     $    66   1.53x    76.1%    Office/Industrial
          (Various, Various)
 PNC      Gardens at Vail Apartments     2      26,774,066  2.4        582   Units  $46,004   1.51x    75.2%    Multifamily
          (Dallas, TX)
 JPMCB    538 Broadhollow Road           1      26,347,178  2.4    182,322   SF     $   145   1.41x    79.4%    Office
          (Melville, NY)
 JPMCB    Belvidere Industrial Portfolio 1      22,954,149  2.1    652,800   SF     $    35   1.39x    79.8%    Industrial
          (Various, IL)

          TOTAL/WEIGHTED AVERAGE:             $483,006,760 44.0%                              1.93x    66.5%
------------------------------------------------------------------------------------------------------------------------------------


(1) "JPMCB" = JPMorgan Chase Bank; "MLML" = Merrill Lynch Mortgage Lending, Inc.; "PNC" = PNC Bank, National Association


                                    12 of 67
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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY
A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1






                      [THIS PAGE INTENTIONALLY LEFT BLANK]






                                    13 of 67
THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                            CENTRO RETAIL PORTFOLIO I




[PICTURE OF TARGET STORE OMITTED]



                                             [PICTURE OF WAL-MART STORE OMITTED]




[PICTURE OF OFFICE MAX STORE OMITTED]




                                            [PICTURE OF MARSHALLS STORE OMITTED]






                                    14 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                            CENTRO RETAIL PORTFOLIO I


                       MORTGAGE LOAN INFORMATION
-----------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:     $135,500,000
 CUT-OFF PRINCIPAL BALANCE:      $135,500,000
 % OF POOL BY IPB:               12.3%
 SHADOW RATING (S/F)(1):         BBB-/BBB-
 LOAN SELLER:                    JPMorgan Chase Bank
 BORROWER:                       Centro Watt Property Owner II, LLC
 SPONSOR:                        Centro Watt America REIT, Inc.
 ORIGINATION DATE:               4/22/2004
 INTEREST RATE:                  4.8495%
 INTEREST ONLY PERIOD:           120 months
 MATURITY DATE:                  5/1/2014
 AMORTIZATION TYPE:              Interest Only
 ORIGINAL AMORTIZATION:          NAP
 REMAINING AMORTIZATION:         NAP
 CALL PROTECTION:                L(24),Def(91),O(4)
 CROSS-COLLATERALIZATION:        No
 LOCK BOX:                       Cash Management Agreement
 ADDITIONAL DEBT:                Permitted
 ADDITIONAL DEBT TYPE:           Permitted Mezzanine Debt and
                                 Additional Secured Debt
 LOAN PURPOSE:                   Refinance


                     ESCROWS
-------------------------------------------------
 ESCROWS/RESERVES:     INITIAL      MONTHLY
                    -----------------------------
 Taxes(2):                  $0      See footnote
 CapEx(2):                  $0      See footnote
 Engineering:          $34,375      $0




                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Portfolio
 TITLE:                    Fee
 PROPERTY TYPE:            Retail -- Anchored
 SQUARE FOOTAGE:           1,683,463
 LOCATION:                 Various (See chart titled "Portfolio Properties")
 YEAR BUILT/RENOVATED:     Various (See chart titled "Portfolio Properties")
 OCCUPANCY:                95.4%
 OCCUPANCY DATE:           3/19/2004
 NUMBER OF TENANTS:        188
 HISTORICAL NOI:
  2001:                    $12,781,540
  2002:                    $14,803,450
  2003:                    $17,330,232
 UW NOI:                   $17,940,581
 UW NET CASH FLOW:         $17,034,535
 APPRAISED VALUE:          $238,050,000
 APPRAISAL DATES:          8/28/2003, 9/8/2003, 9/9/2003, 9/10/2003 &
                           9/11/2003


       FINANCIAL INFORMATION
------------------------------------
 CUT-OFF DATE LOAN/SF:    $80
 CUT-OFF DATE LTV:        56.9%
 MATURITY DATE LTV:       56.9%
 UW DSCR:                 2.56x


                               SIGNIFICANT TENANTS
                                                           MOODY'S/     SQUARE      % OF   SALES      BASE RENT         LEASE
 TENANT NAME          PARENT COMPANY                        S&P(3)       FEET       GLA    PSF(4)        PSF      EXPIRATION YEAR
-------------------- ------------------------------------- -------- -------------- ----- ---------- ------------ -----------------
 WAL-MART            Wal-Mart Stores, Inc. (NYSE: WMT)      Aa2/AA         142,000  8.4%     NAV       $ 4.44              2027
 MARSHALLS           TJX Companies, Inc. (NYSE: TJX)         A3/A           94,403  5.6%    $199       $10.23              2010
 TARGET              Target Corporation (NYSE: TGT)         A2/A+           85,879  5.1%    $292       $ 5.96              2022
 ROSS DRESS FOR LESS Ross Stores, Inc. (NASDAQ: ROST)      NAP/BBB   40,000/26,240  3.9%    $211       $ 6.89         2004/2007
 VONS SUPERMARKET    Safeway Inc. (NYSE: SWY)              Baa2/BBB         54,982  3.3%     NAV       $12.50              2021
 GIGANTE SUPERMARKET Gigante                               NAP/NAP          54,960  3.3%    $348       $11.33              2022
 FOOD 4 LESS         Fred Meyer Inc                        NAP/NAP          52,924  3.1%    $398       $10.53              2010
 CENTURY THEATRES    Century Theatres                      NAP/NAP          50,090  3.0%  $508,056(5)  $ 3.99              2010
 BIG LOTS            Big Lots, Inc. (NYSE: BLI)            NAP/BBB-  25,500/24,050  2.9%     NAV       $ 7.18         2008/2009
 MICHAEL'S           Michael's Stores, Inc. (NYSE: MIK)    Ba1/BB+   24,995/24,000  2.9%     NAV       $ 9.57         2010/2011
 OFFICE MAX          Boise Cascade Corporation (NYSE: BCC)  Ba2/BB   23,500/23,500  2.8%     NAV       $10.87         2005/2017


(1) S&P and Fitch have confirmed that the Centro Retail Portfolio loan has credit characteristics consistent with investment-grade rated obligations.
(2) Following an event of default or NOI falling below $12,000,000 the borrower is required to deposit monthly CapEx and tax escrows.
(3) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.
(4)  Sales represent most recent Reporting Period (either 2002 or 2003).
(5)  Per Screen.

                                    15 of 67
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                            CENTRO RETAIL PORTFOLIO I

                              PORTFOLIO PROPERTIES


                                                  YEAR BUILT/   SQUARE                                                   APPRAISED
PROPERTY NAME                 LOCATION             RENOVATED     FEET     OCC. TOP TENANTS                                 VALUE
---------------------------- -------------------- ----------- --------- ------ --------------------------------------- -------------
GATEWAY PLAZA                Vallejo, CA          1991/2002     406,768  97.9% Century Theatres, Linens N' Things       $ 65,100,000
PUENTE HILLS TOWN CENTER     Rowland Heights, CA  1982/1991     267,588  95.1% Marshall's, Benhome Furniture, Michaels    51,000,000
SANTE FE SPRINGS MALL        Sante Fe Springs, CA 1985/2002     295,172 100.0% Wal-Mart, Gigante, L.A. Fitness            41,000,000
SEQUOIA MALL AND TOWER PLAZA Visalia, CA          1976/1999     220,013  85.9% Ross Dress for Less, Signature Theaters    26,750,000
PACOIMA CENTER               Pacoima, CA          1960/2003     185,543 100.0% Target, Food 4 Less, Big Lots              19,100,000
CALIFORNIA OAKS CENTER       Murrieta, CA         1990          127,653  97.2% Ralph's, Thrifty                           17,700,000
LOMPOC CENTER                Lompoc, CA           1961/2001     180,726  88.4% Vons, Big Lots, Staples                    17,400,000
---------------------------- -------------------- ----------- --------- ------ --------------------------------------- -------------
TOTAL/WA                                                      1,683,463  95.4%                                          $238,050,000
----------------------------                                  ---------  -----                                          ------------



                             LEASE ROLLOVER SCHEDULE

                 NUMBER       SQUARE       % OF                   % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE   CUMULATIVE %
               OF LEASES      FEET         GLA       BASE RENT      RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------- ----------- ------------ ---------- -------------------------- ------------- ------------- ------------- -------------
 VACANT           NAP         77,324        4.6%        NAP            NAP        77,324         4.6%         NAP              NAP
 2004 & MTM        41        127,722        7.6    $ 1,629,287        8.9%       205,046        12.2%     $ 1,629,287         8.9%
 2005              34        131,007        7.8      1,606,462        8.8        336,053        20.0%     $ 3,235,749        17.7%
 2006              35        139,640        8.3      2,071,419       11.4        475,693        28.3%     $ 5,307,167        29.1%
 2007              28        108,365        6.4      1,670,237        9.2        584,058        34.7%     $ 6,977,404        38.3%
 2008              17         55,073        3.3        840,553        4.6        639,131        38.0%     $ 7,817,957        42.9%
 2009               8         39,880        2.4        418,811        2.3        679,011        40.3%     $ 8,236,768        45.2%
 2010              10        231,148       13.7      2,138,005       11.7        910,159        54.1%     $10,374,774        56.9%
 2011               3         55,680        3.3        670,503        3.7        965,839        57.4%     $11,045,277        60.6%
 2012               8         45,557        2.7        866,636        4.8      1,011,396        60.1%     $11,911,913        65.3%
 2013               3         18,815        1.1        310,812        1.7      1,030,211        61.2%     $12,222,725        67.0%
 2014               2         44,732        2.7        440,764        2.4      1,074,943        63.9%     $12,663,489        69.5%
 AFTER             21        608,520       36.1      5,568,096       30.5      1,683,463       100.0%     $18,231,585       100.0%
------------- ----------- ------------ ---------- -------------------------- ------------- ------------- ------------- -------------
 TOTAL            210      1,683,463      100.0%   $18,231,585      100.0%
------------- ----------- ------------ ---------- --------------    -----



                                    16 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                            CENTRO RETAIL PORTFOLIO I

THE LOAN. The Centro Retail Portfolio I loan is secured by a first mortgage on the fee interests in 7 anchored retail shopping centers comprised of approximately 1,683,463 square feet.

THE BORROWER. The borrower is Centro Watt Property Owner II, LLC. The borrower is a special purpose entity controlled by Centro Watt America REIT, Inc, a U.S. based REIT. The investors of the Centro Watt America REIT, Inc are comprised of Centro MCS 32-International No. 2, an Australian Equity Syndicate (approximately 48.5%), Prime Retail Group (approximately 48.5%), and Watt Commercial, a Los Angeles based Real Estate Company (approximately 3%).

Centro MCS is Australia's largest property syndicate and currently manages approximately 29 retail property syndicates with a total value of approximately $2.1 billion and has an interest in approximately 66 shopping centers across Australia and New Zealand. Centro Properties Group holds a significant ownership interest (approximately 25-50%) in this Syndicate.

THE PROPERTIES. The Centro Retail Portfolio I consists of 7 retail shopping centers in California: Gateway Plaza, Puente Hills Town Center, Sante Fe Springs Mall, Sequoia Mall and Tower Plaza, Pacoima Center, California Oaks Center and Lompoc Center. The properties contain a total of 1,683,463 square feet with a weighted average occupancy of approximately 95.4%. Under certain conditions, properties can be substituted or released. See "Description of the mortgage pool--Certain Terms and Conditions of the Mortgage Loans--Defeasance; Collateral Substitution; Property Releases".

THE MARKET(1).

GATEWAY PLAZA

The Gateway Plaza property is located in Vallejo, Solano County, California, at the intersection of Plaza Drive and Admiral Callaghan Lane. The subject is located within approximately 1/4 mile of Interstate 80 and Highway 37.

Solano County is situated between the rapidly growing Sacramento area and the northeastern San Francisco Bay Area. The population for 2000 was estimated at approximately 394,542 and, is anticipated to grow to approximately 571,300 by 2025. Between 2000 and 2025 the total number of households in Solano County is expected to rise from approximately 130,403 to approximately 191,330. As of July 2003 the unemployment rate for the Bay Area stood at approximately 6.9%.

The comparable properties reported average overall occupancy rates range from approximately 94% to 100%. The subject property is approximately 97.9% occupied.

PUENTE HILLS TOWN CENTER

The Puente Hills Town Center property is located in Rowland Heights, Los Angeles, California, on the southeast corner of Colima Road and Albatross Road.

Population growth in Los Angeles County is projected to increase 11.4% between 2000 and 2010. As of 2002, average household income within a one mile radius of Puente Hills Town Center was $87,839, approximately 23.1% higher than that of Los Angeles County ($71,353). Population within a five-mile radius of the shopping center is expected to increase 6.8% between 2002 and 2007, as compared to expected growth of 5.9% for all of Los Angeles County. Demographic statistics indicate Rowland Heights is a relatively middle to upper income residential area.

Puente Hills Town Center is located in the San Gabriel Valley East submarket, with a total tracked retail inventory of approximately 9.2 million square feet comprised of approximately 94 properties. These properties range in size from approximately 9,385 to approximately 631,000 square feet and were developed between 1957 and 1999. As of the end of the 2nd quarter 2003, the overall vacancy rate for community centers in the submarket was approximately 6.4 percent, slightly higher than the 2002 vacancy of approximately 5.4% and the 2001-year end vacancy of approximately 5.6 percent. Vacancy in the submarket averages approximately 6.0% over the past 3 years and approximately 6.7% for the past 5 years. The subject's current vacancy rate is approximately 4.9%

SANTE FE SPRINGS MALL

The Sante Fe Springs Mall property is located in Sante Fe Springs, Los Angeles, California, on the southwest corner of Carmenita Road and Telegraph Road.

As of 2002, average household income within a five-mile radius of Sante Fe Springs Mall was approximately $67,865, approximately 5.1% lower than that of Los Angeles County (approximately $71,353); while median income figures are slightly higher than Los Angeles County (approximately $57,366 within a 5-mile radius of Santa Fe Springs Mall, verses approximately $50,251 for Los Angeles County). Population within a one-mile radius of Santa Fe Springs Mall is expected to increase approximately 9.2% between 2002 and 2007, as compared to expected growth of approximately 5.9% for all of Los Angeles County. Demographic statistics indicate Santa Fe Springs is growing faster than the Los Angeles County.

Gateway Plaza is located in the Paramount/Downey/East County submarket. As of the end of the 2nd quarter 2003, this submarket had a total tracked retail inventory of approximately 4.7 million square feet comprised of approximately 41 properties, ranging in size from approximately 10,000 to approximately 373,397 square feet, developed between 1952 and 1999. As of the end of the 2nd quarter 2003, the overall occupancy rate for community centers in the submarket was 89.8%. The subject property is 100.0% occupied.


(1) Certain information from the Centro Retail Portfolio I appraisals dated August 28, 2003, September 8, 2003, September 9, 2003, September 10, 2003 and September 11, 2003. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.


                                    17 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                            CENTRO RETAIL PORTFOLIO I

SEQUIOA MALL AND TOWER PLAZA

The Sequioa Mall and Tower Plaza property is located in Visalia, Tulare County, California, at the northwest corner of Mooney Boulevard and Caldwell Avenue.

Tulare County is the number one milk producing county in the nation and one of the most productive agricultural counties in the world, with approximately 250 different commodities. The neighboring counties of Fresno (to the north), Kings (to the west), and Kern (to the south) are all among the top 25 nationwide in terms of value of agricultural production. Approximately 52% of the county's land area of three million acres is government owned, with approximately 883,373 acres in national forest.

Tulare county's 2002 estimated population was approximately 380,378. The 2002 average household income for Tulare County was approximately $50,522. The comparable properties reported overall occupancy rates from approximately 85% to approximately 100%. The subject property is approximately 85.9% occupied.

PACOIMA CENTER

The Pacoima Center property is located in Pacoima, Los Angeles, California, on the southwest corner of Laurel Canyon Boulevard and Osborne Street. The subject property is approximately one-half block east of the Golden State Freeway (I-5) which stretches between Los Angeles and Seattle.

Population growth in Los Angeles County is projected to increase 5.9% between 2002 and 2017. As of 2002, average household income within a one mile radius of Pacoima Center was $57,239. Population within a five-mile radius of the shopping center is expected to increase 9.2% between 2002 and 2007, as compared to growth of 5.9% for Los Angeles County as a whole.

Los Angeles County's occupancy rate was approximately 95.1% in 2002. The subject property is 100.0% occupied.

CALIFORNIA OAKS CENTER

The California Oaks property is located in Murrieta, Riverside County, California, at the intersection of California Oaks Road and Jackson Avenue. California Oaks Road provides access to the I-15 and I-215 freeways which are 1/2 mile southwest of the subject property.

Riverside County has strong historical population growth rates, reflecting the availability of land, affordable housing, as well as convenient regional freeway access. Growth in Riverside County is expected to remain stable over the next five years, as demand for new housing is generating significant absorption, due to its proximity to Orange and San Diego Counties. The fastest growing segments of the job market were mining (approximately 9.1%), construction (approximately 9.8%), finance, insurance and real estate (or approximately 6.0%), and government (or approximately 4.5%) retail trade (approximately 4.4%).

The population of the city of Murrieta has grown from approximately 19,239 in 1990 to approximately 46,733 in 2002. The annual average growth has been approximately 13.0% per year since 1990. This growth trend exceeds that of Riverside, Orange and Los Angeles Counties, which have achieved rates of approximately 3.0%, approximately 2.0% and approximately 1.0%, respectively, over this same period. Murrieta has a median household income of approximately $57,813, versus the County median of approximately $45,802. The comparable properties reported overall occupancy rates from approximately 75% to approximately 100% with five of the seven centers over 95% occupied. The subject property is approximately 97.2% occupied.

LOMPOC CENTER

The Lompoc Center property is located in Lompoc, Santa Barbara, California, on the northwest corner of H Street and College Avenue, extending through to Pine Avenue to the north. H street is the primary commercial corridor servicing the city of Lompoc.

Santa Barbara County had a population of approximately 411,205 in 2002. In 2002, the average and median household incomes were approximately $72,410 and approximately $51,565, respectively. Income growth has been moderate over the last five years. The top employers in Santa Barbara County include Vandenberg Air Force Base and the county government. Aside from government employment, major industries include tourism and agriculture. The comparable properties reported overall occupancy rates from approximately 80% to approximately 95% and the subject property is approximately 88.4% occupied.

PROPERTY MANAGEMENT. The property manager of the Centro Retail Portfolio I properties is Watt/Centro Management Joint Venture LP. The property manager is affiliated with the borrower.


                                    18 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2004-PNC1

                            CENTRO RETAIL PORTFOLIO I




                           [MAP OF CALIFORNIA OMITTED]





                                    19 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                            CENTRO RETAIL PORTFOLIO I



                     [MAP OF GATEWAY PLAZA PROPERTY OMITTED]




               [MAP OF PUENTE HILLS TOWN CENTER PROPERTY OMITTED]




Note: This exhibit is provided for illustrative purposes only. The actual building area is not necessarily drawn to scale.


                                    20 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                            CENTRO RETAIL PORTFOLIO I




                 [MAP OF SANTA FE SPRINGS MALL PROPERTY OMITTED]




             [MAP OF SEQUOIA MALL AND TOWER PLAZA PROPERTY OMITTED]




Note: This exhibit is provided for illustrative purposes only. The actual building area is not necessarily drawn to scale.


                                    21 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                            CENTRO RETAIL PORTFOLIO I




                    [MAP OF PACOIMA CENTER PROPERTY OMITTED]




                     [MAP OF LOMPOC CENTER PROPERTY OMITTED]




Note: This exhibit is provided for illustrative purposes only. The actual building area is not necessarily drawn to scale.


                                    22 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1




                      [THIS PAGE INTENTIONALLY LEFT BLANK]



                                    23 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                                  901 E STREET





                   [PICTURE OF 901 E STREET BUILDING OMITTED]




                   [PICTURE OF 901 E STREET BUILDING OMITTED]






                                    24 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                                  901 E STREET


                           LOAN INFORMATION
----------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $66,500,000
 CUT-OFF PRINCIPAL BALANCE:    $66,500,000
 % OF POOL BY IPB:             6.1%
 LOAN SELLER:                  MLML
 BORROWER:                     A&A 901 E Street Associates, L.L.C.
 SPONSOR:                      A&A Investment Holdings, L.L.C.
 ORIGINATION DATE:             5/10/2004
 INTEREST RATE:                5.3000%
 INTEREST ONLY PERIOD:         NAP
 MATURITY DATE:                6/1/2014
 AMORTIZATION TYPE:            Balloon
 ORIGINAL AMORTIZATION:        360 months
 REMAINING AMORTIZATION:       360 months
 CALL PROTECTION:              L(24), Def(92), O(4)
 CROSS-COLLATERALIZATION:      No
 LOCK BOX:                     Hard
 ADDITIONAL DEBT:              NAP
 ADDITIONAL DEBT TYPE:         NAP
 LOAN PURPOSE:                 Refinance


                    ESCROWS
------------------------------------------------
 ESCROWS/RESERVES:      INITIAL       MONTHLY
                       -------------------------
   TAXES:              $342,296      $114,099
   INSURANCE:           $45,928        $7,655
   CAPEX:                $4,262        $4,262
   TI/LC:              $285,000       $95,000(2)




               PROPERTY INFORMATION
--------------------------------------------------
 SINGLE ASSET/PORTFOLIO:     Single Asset
 TITLE:                      Fee
 PROPERTY TYPE:              Office - CBD
 SQUARE FOOTAGE:             257,547
 LOCATION:                   Washington, DC
 YEAR BUILT/RENOVATED:       1989/NAP
 OCCUPANCY:                  99.4%
 OCCUPANCY DATE:             3/1/2004
 NUMBER OF TENANTS:          11
 HISTORICAL NOI:
   2001:                     $5,772,263
   2002:                     $7,524,801
   2003:                     $6,948,982
 UW NOI:                     $6,578,809
 UW NET CASH FLOW:           $5,981,276
 APPRAISED VALUE:            $94,000,000
 APPRAISAL DATE:             3/16/2004



         FINANCIAL INFORMATION
----------------------------------------
 CUT-OFF DATE LOAN/SF:     $258
 CUT-OFF DATE LTV:          70.7%
 MATURITY DATE LTV:         58.7%
 UW DSCR:                   1.35x


                               SIGNIFICANT TENANTS

                                                              MOODY'S/    SQUARE                  BASE          LEASE
 TENANT NAME                 PARENT COMPANY                   S&P(1)       FEET     % OF GLA   RENT PSF   EXPIRATION YEAR
--------------------------- ------------------------------- ----------- --------- ----------- ---------- ----------------
 GSA/SEC                    U.S. Government                   Aaa/AAA    86,740       33.7%    $ 38.90         2008
 GSA/SEC                    U.S. Government                   Aaa/AAA    49,123       19.1%    $ 38.15         2005
 GSA/SEC                    U.S. Government                   Aaa/AAA    40,585       15.8%    $ 38.90         2008
 AMERICAN CANCER SOCIETY    American Cancer Society, Inc.     NAP/NAP    23,532        9.1%    $ 43.08         2011
 PITNEY BOWES MANAGEMENT    Pitney Bowes Inc.                  Aa3/AA    18,614        7.2%    $ 15.45         2007
 GSA/SEC                    U.S. Government                   Aaa/AAA    15,257        5.9%    $ 41.50         2008
 USA EDUCATION/SALLIE MAE   SLM Corporation                     A2/A      6,886        2.7%    $ 38.53         2005
 USA EDUCATION/SALLIE MAE   SLM Corporation                     A2/A      3,268        1.3%    $ 40.85         2005
 AMERICAN CANCER SOCIETY    American Cancer Society, Inc.      NR/NR      2,726        1.1%    $ 43.08         2011

(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(2) TI/LC Reserve increases to $150,000 per month from February 1, 2007 to January 1, 2008, if the GSA/SEC lease for floors 1, 4 and 6-10 is not renewed by February 1, 2007.

                                    25 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                                  901 E STREET

THE LOAN. The 901 E Street loan amount is secured by a first mortgage on a fee interest in an approximately 257,547 square foot office building.

THE BORROWER. The borrower is A&A 901 E Street Associates, L.L.C., a single purpose bankruptcy remote entity. A&A Investment Holdings L.L.C., an affiliate of the borrower, has provided a standard non-recourse carveout guaranty in connection with the borrower and was formed to acquire real estate assets in the Washington DC metropolitan area for long-term investment and cash flow.

A&A Investment Holdings, L.L.C. and affiliated entities currently hold over 1.25 million SF in 13 multistory office buildings primarily in the Washington DC metro area. The total portfolio value is in excess of $250 million.

THE PROPERTY. Built in 1989, 901 E Street is a 10-story class A office building located on the northwest corner of 9th and E Streets, one block north of Pennsylvania Avenue in the East End submarket of Washington DC. The property has approximately 257,547 SF of net rentable area, and is currently 99.4% leased. Major tenants include the Securities and Exchange Commission (approximately 191,705 SF), American Cancer Society (approximately 26,258 SF), Pitney Bowes Management (approximately 18,614 SF) and Sallie Mae (approximately 10,154 SF).

The primary tenant, GSA-SEC, has a staggered expiration schedule including 49,123 SF expiring in May 2005 and approximately 142,582 SF expiring in January 2008. The GSA is entitled to renew each lease for a 5-year period by providing notice 12 months prior to expiration.

THE MARKET(1). 901 E Street occupies the northwest corner of 9th and E Street, NW in the East End office submarket. This area falls near the southern edge of the East End submarket, which extends west from 3rd Street, NW, to 15th Street, NW, between Pennsylvania and Massachusetts Avenue. This location is north of The Mall, north northeast of The White House, and northwest of The Capitol. The predominant use in the East End is office, with a strong governmental presence, cultural facilities and restaurants.

The subject is in close proximity to three Metro rail stations less than three blocks east, west and south, and is near several federal agency headquarters including the Federal Bureau of Investigation (FBI), Department of Justice (DOJ) and the Internal Revenue Service (IRS). Nearby amenities include several hotels, fine restaurants and the MCI Arena.

The population of the Washington DC MSA totals 5.1 million, of which only 573,400, or 11.1%, reside within the District. The metro area's average annual growth in population of approximately 1.7% was above the top 100 metropolitan areas (Top 100) average over the 10-year period from 1992 through 2002. Approximately 37.0% of the population has a 4-year degree or better, compared to just 23.9% for the Top 100 areas and 20.8% for the U.S. overall. The median household income is more than 33.0% higher than the Top 100 and over 53.0% greater than the U.S. median.

Washington's employment is significantly weighted in the government and services sectors. Financial, information, professional and business services have expanded significantly and form a major presence within the economy. As a result, a large share of the metro area's employment (40%) is office-using. Over the years, the Washington metro area economy has transitioned from its heavy reliance on the Federal Government to an increasingly higher concentration of services and high technology firms, which have diversified the regional office tenant base. Major non-government employers in the area included Verizon Communications, Safeway Stores, Inc., Marriott International, Inc., Inova Health System, and U.S. Airways, Inc.

According to the Appraisal prepared by Cushman & Wakefield, based on the subject's Class A status and location, the subset of buildings deemed very likely to compete with the subject total approximately 11.5 million SF. The competitive subset has a 4.8% overall vacancy rate including sublet space. The average asking rental rate is $47.13 PSF.

PROPERTY MANAGEMENT. The property manager of the 901 E Street property is Cambridge Property Group LP.

                             LEASE ROLLOVER SCHEDULE

                 NUMBER      SQUARE                             % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
               OF LEASES     FEET      % OF GLA    BASE RENT      RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------- ----------- ---------- ----------- ------------ ------------ ------------- ------------- ------------- --------------
 VACANT           NAP        1,528        0.6%        NAP         NAP           1,528         NAP           NAP           NAP
 2004 & MTM         2        5,610        2.2     $        0        0.0%        7,138          2.8%     $        0          0.0%
 2005               4       61,376       23.8      2,375,709       25.2        68,514         26.6%     $2,375,709         25.2%
 2006               0            0        0.0              0        0.0        68,514         26.6%     $2,375,709         25.2%
 2007               1       18,614        7.2        287,586        3.1        87,128         33.8%     $2,663,295         28.3%
 2008               3      142,582       55.4      5,586,108       59.3       229,710         89.2%     $8,249,403         87.6%
 2009               0            0        0.0              0        0.0       229,710         89.2%     $8,249,403         87.6%
 2010               0            0        0.0              0        0.0       229,710         89.2%     $8,249,403         87.6%
 2011               3       27,837       10.8      1,176,417       12.5       257,547        100.0%     $9,425,820        100.0%
 2012               0            0        0.0              0        0.0       257,547        100.0%     $9,425,820        100.0%
 2013               0            0        0.0              0        0.0       257,547        100.0%     $9,425,820        100.0%
 2014               0            0        0.0              0        0.0       257,547        100.0%     $9,425,820        100.0%
 AFTER              0            0        0.0              0        0.0       257,547        100.0%     $9,425,820        100.0%
------------- ----------- ---------- ----------- ------------ ------------ ------------- ------------- ------------- --------------
 TOTAL             13      257,547      100.0%    $9,425,820      100.0%
------------- ----------- ---------- -----------  ----------- ------------


(1) Certain information from the 901 East Street Loan appraisal dated March 16, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


                                    26 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                                  901 E STREET




                        [MAP OF WASHINGTON, D.C. OMITTED]





                                    27 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                            GALILEO RETAIL PORTFOLIO





                       [PICTURE OF JCPENNEY STORE OMITTED]




            [PICTURE OF OFFICE MAX AND FURNITURE MAX STORES OMITTED]





                                    28 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                            GALILEO RETAIL PORTFOLIO


                 MORTGAGE LOAN INFORMATION
------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:     $55,000,000
 CUT-OFF PRINCIPAL BALANCE:      $55,000,000
 % OF POOL BY IPB:               5.0%
 LOAN SELLER:                    MLML
 BORROWER:                       Galileo CMBS T2 LLC(1)
 SPONSOR:                        Galileo America, LLC
 ORIGINATION DATE:               1/5/2004
 INTEREST RATE:                  5.5000%
 INTEREST ONLY PERIOD:           60 months
 MATURITY DATE:                  2/1/2009
 AMORTIZATION TYPE:              Interest Only
 ORIGINAL AMORTIZATION:          NAP
 REMAINING AMORTIZATION:         NAP
 CALL PROTECTION:                L(24), Def(34), O(2)
 CROSS-COLLATERALIZATION:        No
 LOCK BOX:                       Cash Management Agreement
 ADDITIONAL DEBT:                No(2)
 ADDITIONAL DEBT TYPE:           NAP
 LOAN PURPOSE:                   Acquisition


                      ESCROWS
----------------------------------------------------
 ESCROWS/RESERVES:        INITIAL      MONTHLY
                         ---------------------------
   TAXES:                $247,542      $82,514
   INSURANCE:            $325,271      $27,106
   CAPEX:                 $47,458      $23,729
   TI/LC:                 $48,850      $24,425
   IMMEDIATE REPAIR:      $70,688           $0
   GROUND LEASE:           $6,666       $3,333


                              PROPERTY INFORMATION
---------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:    Portfolio
 TITLE:                     Fee & Leasehold
 PROPERTY TYPE:             Retail
 SQUARE FOOTAGE:            682,452
 LOCATION:                  Various (See chart titled "Portfolio Properties")
 YEAR BUILT/RENOVATED:      Various (See chart titled "Portfolio Properties")
 OCCUPANCY:                 96.2%
 OCCUPANCY DATE:            Various
 SALES PER SF:
   2003:                    See "Significant Tenants" chart below
 NUMBER OF TENANTS:         58(3)
 HISTORICAL NOI:
   2001:                    $3,992,899
   2002:                    $3,709,023
   2003:                    $4,642,978
 UW NOI:                    $7,461,651(4)
 UW NET CASH FLOW:          $6,883,818(4)
 APPRAISED VALUE:           $94,375,000
 APPRAISAL DATE:            10/1/2003 & 1/1/2004


         FINANCIAL INFORMATION
----------------------------------------
 CUT-OFF DATE LOAN/SF:     $81
 CUT-OFF DATE LTV:          58.3%
 MATURITY DATE LTV:         58.3%
 UW DSCR:                   2.24x





                               SIGNIFICANT TENANTS
                                                                                                                            LEASE
                                                                     MOODY'S/     SQUARE    % OF     SALES   BASE RENT   EXPIRATION
 TENANT NAME            PARENT COMPANY                                S&P(5)       FEET      GLA      PSF     PSF 2003      YEAR
----------------------- ------------------------------------------ ---------- ------------- ----- ---------- ----------- ----------
 FOOD LION(6)           Delhaize Group (NYSE: DEG)                   Ba1/BB+  33,800/35,798 10.2% $282/$284(7) $7.30/$4.69 2016/2021
 DICK'S SPORTING GOODS  Dick's Sporting Goods, Inc. (NYSE: DKS)       NR/NR       50,000     7.3%     NAV      $13.00       2019
 GOODY'S                Goody's Family Clothing (NASDAQ: GDYS)        NR/NR       40,000     5.9%    $120       $8.50       2009
 J.C. PENNEY            J. C. Penney Company, Inc. (NYSE: JCP)       Ba3/BB+      35,385     5.2%   $822(7)    $12.78       2005
 OFFICE MAX             Boise Cascade Corporation (NYSE: BCC)         Ba2/BB      33,024     4.8%    $140      $14.75       2008
 OFFICE DEPOT           Office Depot, Inc. (NYSE: ODP)              Baa3/BBB-     31,022     4.5%     NAV       $7.00       2008
 LINENS N THINGS        Linens N Things, Inc. (NYSE: LIN)             NR/NR       28,000     4.1%     NAV      $16.00       2019
 BORDERS                Borders Group, Inc. (NYSE: BGP)               NR/NR       23,010     3.4%     NAV      $17.99       2019
 MICHAELS               Michael's (NYSE: MIK)                        Ba1/BB+      21,306     3.1%     NAV      $11.65       2013
 PETCO                  PETCO Animal Supplies, Inc. (NASDAQ: PETC)    B1/BB       21,000     3.1%     NAV      $17.73       2014


(1) The borrower also includes Galileo CMBS T2 TN LLC and Galileo CMBS T2 NC LP, which are affiliated single purpose bankruptcy-remote entities, owned and controlled indirectly by Galileo America LLC.

(2) The indirect ownership interests in the borrower have been pledged as security for additional debt.

(3) Includes the two master lease tenants.

(4) Waterford Commons, which opened in 2003, is included in the UW NOI and UW NCF but not included in the historical NOI and NCF.

(5) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(6) Food Lion is in occupancy at two properties, Springs Crossing and Longview Crossing.

(7) 2002 sales.

                                    29 of 67

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                            GALILEO RETAIL PORTFOLIO


                              PORTFOLIO PROPERTIES

                                        YEAR    SQUARE                                                                    APPRAISED
        PROPERTY NAME      LOCATION    BUILT     FEET   OCC.   TOP TENANTS                                                  VALUE
----------------------- ------------- -------- ------- ------ --------------------------------------------------------- ------------
 LONGVIEW CROSSING      Hickory, NC      1988   40,598 100.0% Food Lion                                                 $ 1,600,000
 SPRINGS CROSSING       Hickory, NC      1987   42,920  84.3% Food Lion                                                   2,450,000
 STONE EAST PLAZA       Kingsport, TN    1983   45,259  96.2% Auto Zone, Cal's Spas & Pools                               3,025,000
 VALLEY CROSSING        Hickory, NC      1988  186,141  98.0% Goody's, Office Depot, T.J. Maxx, Circuit City, Rack Room  16,300,000
 WATERFORD COMMONS      Waterford, CT    2003  237,271  95.6% Dick's Sporting Goods, Linens N Things, Borders, Michaels  52,000,000
 WILLOW SPRINGS         Nashua, NH       1990  130,263  97.5% Office Max, J.C. Penney, Petco                             19,000,000
----------------------- ------------- -------- ------- ------ --------------------------------------------------------- ------------
 TOTAL/WEIGHTED AVERAGE                        682,452  96.2%                                                           $94,375,000
-----------------------                        ------- ------                                                           ------------




                             LEASE ROLLOVER SCHEDULE

                 NUMBER      SQUARE      % OF                  % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
               OF LEASES     FEET        GLA      BASE RENT      RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING   EXPIRING   EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------- ----------- ---------- ---------- ------------ ------------ ------------- ------------- ------------- --------------
 VACANT           NAP       25,708     3.8%          NAP           NAP        25,708         3.8%           NAP           NAP
 2004 & MTM         6       54,923     8.1       $  459,233        5.6%       80,631        11.8%       $  459,233        5.6%
 2005              13       81,474    11.9          822,616       10.0       162,105        23.8%       $1,281,849       15.6%
 2006              10       34,619     5.1          457,506        5.6       196,724        28.8%       $1,739,355       21.1%
 2007               3        4,600     0.7           63,654        0.8       201,324        29.5%       $1,803,009       21.9%
 2008              10      108,637    15.9        1,222,512       14.8       309,961        45.4%       $3,025,521       36.7%
 2009(1)            3      113,299    16.6        1,799,433       21.8       423,260        62.0%       $4,824,954       58.6%
 2010               1        1,058     0.2           25,180        0.3       424,318        62.2%       $4,850,134       58.9%
 2011               0            0     0.0                0        0.0       424,318        62.2%       $4,850,134       58.9%
 2012               1        1,300     0.2           35,750        0.4       425,618        62.4%       $4,885,884       59.3%
 2013               2       31,306     4.6          433,215        5.3       456,924        67.0%       $5,319,099       64.6%
 2014(2)            2       30,408     4.5          541,642        6.6       487,332        71.4%       $5,860,741       71.2%
 AFTER              7      195,120    28.6        2,376,590       28.9       682,452       100.0%       $8,237,331      100.0%
------------- ----------- ---------- ---------- ------------ ------------ ------------- ------------- ------------- --------------
 TOTAL             58      682,452   100.0%      $8,237,331      100.0%
------------- ----------- ---------- ---------- ------------ ------------

(1) Includes the master lease at Waterford Commons that expires at the earlier to occur of the 5th anniversary of the lease or the full leasing of all space covered by approved leases.

(2)  Includes the master lease at Waterford Commons that expires in 2018.

                                    30 of 67

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                            GALILEO RETAIL PORTFOLIO

THE LOAN. The Galileo Retail Portfolio loan is secured by a first mortgage on a fee/leasehold interest in six retail shopping centers comprised of approximately 682,452 square feet.

LOAN FEATURES. CBL, as tenant, has entered into two master leases with one of the borrowers, as landlord, for space at the Waterford Commons property. One master lease is for approximately 49,088, square feet at an initial annual base rent of $1,277,850 and remains in effect until the earlier to occur of the 5th anniversary of the Lease or the full leasing of all space covered by the master lease payment to approved leases. The second master lease is for approximately 24,512 square feet at an initial annual base rent of $448,000. CBL is obligated to pay this master lease rent until rent has commenced under a sublease with Babies R Us in an annual amount of $298,000. At such time, CBL's rental obligation under the second master lease will be reduced to $150,000 annually through 2018. Rent payments under the sublease are anticipated to commence in late summer 2004, with the sublease expiring in 2018.

Key Bank has issued a letter of credit ("LOC") in favor of Merrill Lynch as beneficiary, to provide credit support for the rents payable under these master leases. Consequently, Merrill Lynch has underwritten the master lease rent at Waterford Commons. The LOC, in the original amount of $9,800,217, which approximates the loan amount supported by the master lease rent payments, has a 2-year term and three 1-year extension options. The amount of the LOC will be reduced as space, subject to the master leases, is tenanted pursuant to approved leases.

THE BORROWERS. The borrowers are Galileo CMBS T2 LLC, Galileo CMBS T2 NC LP and Galileo T2 TN LLC, each a single purpose bankruptcy-remote entity, owned and controlled indirectly by Galileo America LLC. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Galileo Retail Portfolio Loan. The borrowers are wholly-owned indirectly by Galileo America LLC, a Delaware limited liability company (JV), the members of which are Galileo America, Inc., a real estate investment trust (REIT) that has a 90% interest in the JV, and CBL & Associates Properties Limited Partnership, a Delaware limited partnership, that is controlled by CBL & Associates Properties, Inc. (CBL), a NYSE-listed REIT, and has a 10% interest in the JV.

Galileo America, Inc. is wholly-owned by Galileo Shopping America Trust (GSA), a publicly traded Australian real estate investment trust on the Australian Stock Exchange that was formed in 2003 and that had approximately $279 million of assets as of December 31, 2003.

CBL is a Chattanooga, Tennessee-based REIT that has been a shopping center owner and developer since 1978 and publicly traded on the NYSE since 1993. CBL currently owns approximately 60 malls containing approximately 47,570,176 square feet and has a market capitalization of approximately $6.4 billion. In addition to its interest in the JV, CBL will provide property management and leasing services to the borrowers under a long-term contract.

THE PROPERTIES. The Galileo Retail Portfolio Loan is collateralized by 6 properties containing a total of approximately 682,452 square feet. The properties are located in four states and include 58 national and local retail tenants. Under certain conditions, properties can be substituted or released. See "Description of the Mortgage Pool--Certain Terms and Conditions of the Mortgage Loans--Defeasance Collateral Substitution; Property Releases" in the preliminary prospectus supplement.

THE MARKET(1).

LONGVIEW CROSSING

The Longview Crossing property is located in Hickory, Catawba County, North Carolina, approximately 2 miles west of the central business district of Hickory. Primary access to the property's neighborhood is provided by Interstate 40 which is oriented in an east-west direction.

Population for 2000 within a 1, 3 and 5 mile radius of the property is 3,967, 24,231 and 58,451 and average household income as of 2002 is $50,213, $59,781 and $59,172, respectively.

Comparable properties reported average overall occupancy rates of 94.6%.

SPRINGS CROSSING

The Springs Crossing property is located in Hickory, Catawba County, North Carolina, approximately 4 miles west of the central business district of Hickory. Primary access to the property's neighborhood is provided by Interstate 40 which is oriented in an east-west direction. The major retail development in the neighborhood is located along Springs Road, which provides ingress and egress to the subject. Springs Road provides the primary access to the neighborhood from the central portion of Hickory.

Population for 2000 within a 1, 3 and 5 mile radius of the property is 4,294, 28,033 and 60,925 and average household income as of 2002 is $62,819, $61,972 and $64,264, respectively.

Average occupancy for the subject's submarket is approximately 89%.

STONE EAST PLAZA

The Stone East Plaza property is located in Kingsport, Tennessee within Sullivan County within the northeastern portion of the state. Kingsport along with Johnson City, Tennessee and Bristol, Virginia, are collectively referred to as the "Tri-Cities" MSA. State Highway 93 and East Stone Drive (which provides ingress and egress to the subject) provide primary access to the subject neighborhood.

The estimated population and average household income for 2002 within a 1, 3 and 5 mile radius of the property is 4,608 and $45,299, 35,294 and $45,594 and 64,531 and $47,231, respectively.

Comparable properties reported average overall occupancy rates of between 72% and 97%. The subject property is approximately 96% occupied.



(1) Certain information from the Galileo Retail Portfolio appraisals dated October 1, 2003, August 18, 2003, and January 1, 2004. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.


                                    31 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                            GALILEO RETAIL PORTFOLIO

VALLEY CROSSING

The Valley Crossing property is located in Hickory, Catawba County, North Carolina, approximately 1 mile south of the central business district of Hickory. Primary access to the property's neighborhood is provided by Interstate 40 which is oriented in an east-west direction. Major retail development in the neighborhood is located along Highway 70 which provides ingress and egress to the subject.

Population for 2000 within a 1, 3 and 5 mile radius of the property is 760, 16,129 and 63,838 and average household income as of 2002 is $52,759, $51,804 and $58,712, respectively.

Comparable properties reported average overall occupancy rates of approximately 92%.

WATERFORD COMMONS

The Waterford Commons property is located in Waterford, New London County, in southeastern Connecticut. Ingress and egress is provided by Route 85 (Hartford Turnpike) approximately one-half mile north of Interstate 95.

Population for 2000 within a 1, 3 and 5 mile radius of the property is 1,016, 24,209 and 73,805 and average household income as of 2002 is $85,993, $61,611 and $61,602, respectively.

According to Claritas, the Waterford area (five-mile radius) contains approximately 2.85 million square feet of space and is anchored by the Crystal Mall in Waterford, approximately one-quarter mile south of the subject. Occupancy rates are approximately 98% with rental rates varying from a low of $8 per square foot to as high as $40 per square foot for small tenant space within the Crystal Mall.

WILLOW SPRINGS PLAZA

The Willow Springs Plaza property is located within the City of Nashua located in the southeast New Hampshire just over the Massachusetts border. Ingress and egress is provided by Daniel Webster Highway, which is a major retail corridor in Nashua and the surrounding communities. The property is located immediately adjacent to the 1 million square foot Pheasant Lane Mall, which is anchored by a Target, Filene's, JC Penney and Macy's.

The estimated population and average household income for 2002 within a 3, 5 and 10 mile radius of the property is 31,853 and $87,594, 105,757 and $76,709 and 366,132 and $81,951, respectively.

Comparable properties along Daniel Webster Highway reported average overall occupancy rates of approximately 100%.

PROPERTY MANAGEMENT. CBL & Associates Management, Inc. is the property manager for the 6 properties providing security for the Galileo Retail Portfolio Loan. The property manager is affiliated with the borrower through its parent company's 10% ownership interest in Galileo America LLC, the indirect owner of the borrowers.


                                    32 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                            GALILEO RETAIL PORTFOLIO


     [MAP OF CONNECTICUT OMITTED]               [MAP OF NEW HAMPSHIRE OMITTED]







      [MAP OF TENNESSEE OMITTED]               [MAP OF NORTH CAROLINA OMITTED]



                                    33 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                            GALILEO RETAIL PORTFOLIO





                    [MAP OF VALLEY COMMONS PROPERTY OMITTED]




                 [MAP OF WILLOW SPRINGS PLAZA PROPERTY OMITTED]




Note: This exhibit is provided for illustrative purposes only. The actual building area is not necessarily drawn to scale.


                                    34 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                            GALILEO RETAIL PORTFOLIO





                   [MAP OF WATERFORD COMMONS PROPERTY OMITTED]





Note: This exhibit is provided for illustrative purposes only. The actual building area is not necessarily drawn to scale.



                                    35 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                                EL CERRITO PLAZA





             [PICTURE OF BARNES & NOBLE BOOK SELLERS STORE OMITTED]




                  [PICTURE OF BED BATH & BEYOND STORE OMITTED]





                                    36 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                                EL CERRITO PLAZA



                       MORTGAGE LOAN INFORMATION
------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $41,580,000
 CUT-OFF PRINCIPAL BALANCE:    $41,580,000
 % OF POOL BY IPB:             3.8%
 LOAN SELLER:                  JPMorgan Chase Bank
 BORROWER:                     MCD-RC CA-EL Cerrito, LLC
 SPONSOR:                      Regency Center Corporation and
                               Macquarie Countrywide Trust
 ORIGINATION DATE:             12/2/2003
 INTEREST RATE:                4.5100%
 INTEREST ONLY PERIOD:         60 Months
 MATURITY DATE:                1/1/2009
 AMORTIZATION TYPE:            Interest Only
 ORIGINAL AMORTIZATION:        NAP
 REMAINING AMORTIZATION:       NAP
 CALL PROTECTION:              L(24),Def(28),O(3)
 CROSS-COLLATERALIZATION:      No
 LOCK BOX:                     No
 ADDITIONAL DEBT:              Permitted
 ADDITIONAL DEBT TYPE:         Subordinate Debt permitted with a total
                               loan to value ratio not to exceed 75%
 LOAN PURPOSE:                 Acquisition


                               ESCROWS
---------------------------------------------------------------------
No escrows were required
In connection with a relatively high DSCR, the lender did not require escrow deposits.



                PROPERTY INFORMATION
----------------------------------------------------
 SINGLE ASSET/PORTFOLIO:     Single Asset
 TITLE:                      Fee
 PROPERTY TYPE:              Retail -- Anchored
 SQUARE FOOTAGE:             256,032
 LOCATION:                   El Cerrito, CA
 YEAR BUILT/RENOVATED:       1958/2002
 OCCUPANCY:                  97.0%
 OCCUPANCY DATE:             2/27/2004
 NUMBER OF TENANTS:          62
 HISTORICAL NOI:
   2004 ANNUALIZED(1):       $5,194,791
 UW NOI:                     $5,243,316
 UW NET CASH FLOW:           $5,038,555
 APPRAISED VALUE:            $69,300,000
 APPRAISAL DATE:             8/1/2003



         FINANCIAL INFORMATION
----------------------------------------
 CUT-OFF DATE LOAN/SF:     $162
 CUT-OFF DATE LTV:          60.0%
 MATURITY DATE LTV:         60.0%
 UW DSCR:                   2.69x


                                  MAJOR TENANTS
                                                                                                              BASE       LEASE
                                                                  MOODY'S/    SQUARE      % OF     SALES      RENT    EXPIRATION
 TENANT NAME          PARENT COMPANY                               S&P(1)      FEET       GLA       PSF       PSF        YEAR
-------------------- ------------------------------------------ ----------- --------- ---------- -------- ----------- -----------
 COPELAND SPORTS     Copeland Sports                              NAP/NAP     34,310     13.4%      NAV      $ 13.93      2018
 ROSS DRESS FOR LESS Ross Stores, Inc. (NASDAQ: ROST)             NAP/BBB     30,241     11.8%      NAV      $ 17.50      2012
 BED BATH & BEYOND   Bed Bath & Beyond Inc. (NASDAQ: BBBY)        NAP/BBB     30,000     11.7%      NAV      $ 19.00      2012
 BARNES & NOBLE      Barnes & Noble, Inc. (NYSE: BKS)              Ba3/BB     25,000      9.8%      NAV      $ 21.00      2012
 PETCO               PETCO Animal Supplies, Inc. (NASDAQ: PETC)    Ba3/BB     15,482      6.0%      NAV      $ 22.50      2013
 TRADER JOE'S        Trader Joe's                                 NAP/NAP     11,188      4.4%      NAV      $ 22.69      2013


(1)  Based on the April 20, 2004 year to date NOI number of $1,731,597.
(2) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.
(3)  Trailing twelve month sales information as of 9/30/2003.


                                    37 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                                EL CERRITO PLAZA

THE LOAN. The El Cerrito Plaza loan is secured by a first mortgage on a fee interest in an approximately 256,032 square foot anchored retail center.

THE BORROWER. The borrower is MCD-RC CA-EL Cerrito, LLC. The borrower is a special purpose entity controlled by MCW/MDP-Regency, LLC. MCW/MDP-Regency, LLC is a joint venture between Regency Centers Corporation (NYSE: REG) and Macquarie Countrywide Trust, an Australian REIT. Regency Centers Corporation is an owner, operator and developer of grocery-anchored neighborhood and community shopping centers, with an approximately $3.2 billion national real estate portfolio that encompasses approximately 262 retail properties. Macquarie CountryWide Trust owns a portfolio of approximately 117 supermarkets and shopping centers located throughout Australia, New Zealand and the United States.

THE PROPERTY. El Cerrito Plaza is a 256,032 square foot anchored retail center located in El Cerrito, California. The center was built in 1958 and renovated in 2002. The property is approximately 97.0% leased to approximately 62 tenants including Copeland Sports (approximately 34,310 square feet), Ross Dress for Less (approximately 30,241 square feet), Bed Bath & Beyond (approximately 30,000 square feet), Barnes & Noble (approximately 25,000 square feet), and Petco (approximately 15,482 square feet). The site is shadow anchored by an approximately 66,700 square foot Albertson's and an approximately 26,500 square foot Longs Drugs, which will not serve as collateral for the El Cerrito Plaza loan.

THE MARKET(1). The El Cerrito Plaza property is located in El Cerrito, Contra Costa, California. The subject property is located at the southeast corner of San Pablo Avenue and Fairmount Avenue, near the El Cerrito/Albany city limits in southern El Cerrito. The subject has access on a busy commercial thoroughfare and is near Interstate 80, which is located directly west of the property. Interstate 80 is a primary thoroughfare which travels southwest to San Francisco and northeast to Sacramento. San Pablo Avenue is the main thoroughfare traveling through El Cerrito leading to nearby communities such as Pinole, Richmond, San Pablo, Albany, Berkeley and Oakland. The subject is also located adjacent to a BART (Bay Area Rapid Transit) station.

Retail developments have occupancy rates between approximately 95% to 100%. The subject property has an occupancy rate of approximately 97.0%. Demand for retail use is influenced in general by surrounding residential growth, visibility and access, general economic conditions, new store prototypes, changing retailing techniques and other real estate and business factors. The median household income within a 3 mile radius of the subject is approximately $60,283.

PROPERTY MANAGEMENT. The property manager of the El Cerrito Plaza property is Regency Centers, L.P. The property manager is affiliated with the borrower.


                  LEASE ROLLOVER SCHEDULE

                 NUMBER      SQUARE      % OF                  % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
               OF LEASES     FEET        GLA      BASE RENT      RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING   EXPIRING   EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------- ----------- ---------- ---------- ------------ ------------ ------------- ------------- ------------- --------------
 VACANT           NAP        7,722        3.0%       NAP           NAP         7,722          3.0%         NAP             NAP
 2004 & MTM         8        8,993        3.5       204,625        3.7%       16,715          6.5%     $  204,625          3.7%
 2005               6       11,522        4.5       274,439        5.0        28,237         11.0%     $  479,064          8.7%
 2006               9       10,316        4.0       247,360        4.5        38,553         15.1%     $  726,424         13.2%
 2007              13       25,896       10.1       728,784       13.3        64,449         25.2%     $1,455,208         26.5%
 2008               6        9,355        3.7       252,674        4.6        73,804         28.8%     $1,707,883         31.1%
 2009               0            0        0.0             0        0.0        73,804         28.8%     $1,707,883         31.1%
 2010               0            0        0.0             0        0.0        73,804         28.8%     $1,707,883         31.1%
 2011               0            0        0.0             0        0.0        73,804         28.8%     $1,707,883         31.1%
 2012              12      109,597       42.8     2,342,429       42.7       183,401         71.6%     $4,050,312         73.8%
 2013               2       26,670       10.4       602,201       11.0       210,071         82.0%     $4,652,512         84.7%
 2014               0            0        0.0             0        0.0       210,071         82.0%     $4,652,512         84.7%
 AFTER              6       45,961       18.0       838,076       15.3       256,032        100.0%     $5,490,589        100.0%
------------- ----------- ---------- ---------- ------------ ------------ ------------- ------------- ------------- --------------
 TOTAL             62      256,032      100.0%   $5,490,589      100.0%


(1) Certain information from the El Cerrito Plaza loan appraisal dated August 1, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal

                                    38 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                                EL CERRITO PLAZA





                           [MAP OF CALIFORNIA OMITTED]



                                    39 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                                EL CERRITO PLAZA





                   [MAP OF EL CERRITO PLAZA PROPERTY OMITTED]






Note: This exhibit is provided for illustrative purposes only. The actual building area is not necessarily drawn to scale.

                                    40 of 67

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1



                      [THIS PAGE INTENTIONALLY LEFT BLANK]


                                    41 of 67

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                          EMPLOYERS REINSURANCE CORP I





           [PICTURE OF EMPLOYERS REINSURANCE CORP I BUILDING OMITTED]





           [PICTURE OF EMPLOYERS REINSURANCE CORP I BUILDING OMITTED]




                                    42 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                          EMPLOYERS REINSURANCE CORP I


                           LOAN INFORMATION
-----------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $37,620,000
 CUT-OFF PRINCIPAL BALANCE:    $37,620,000
 % OF POOL BY IPB:             3.4%
 LOAN SELLER:                  JPMorgan Chase Bank
 BORROWER:                     Lexington Overland Park LLC
 SPONSOR:                      Lexington Corporate Properties Trust
 ORIGINATION DATE:             4/15/2004
 INTEREST RATE:                5.8300%
 INTEREST ONLY PERIOD:         60 Months
 ANTICIPATED REPAYMENT DATE:   5/1/2019
 MATURITY DATE:                5/1/2034
 AMORTIZATION TYPE:            ARD
 ORIGINAL AMORTIZATION:        360 months
 REMAINING AMORTIZATION:       360 months
 CALL PROTECTION:              L(24),Def(142),O(13)
 CROSS-COLLATERALIZATION:      No
 LOCK BOX:                     Cash Management Agreement
 ADDITIONAL DEBT:              No
 ADDITIONAL DEBT TYPE:         NAP
 LOAN PURPOSE:                 Acquisition


                                     ESCROWS
--------------------------------------------------------------------------------
The lender has waived the collections of taxes, insurance, replacement reserves and TI/LCs based on the long-term lease in place to an investment grade tenant on an absolute net basis.

The lender reserves the right to collect TI/LC escrows if Employers Reinsurance
Corporation's Moody's and S&P credit ratings fall below investment grade.



              PROPERTY INFORMATION
-------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Office -- Suburban
 SQUARE FOOTAGE:           320,198
 LOCATION:                 Overland Park, KS
 YEAR BUILT/RENOVATED:     1980/1990
 OCCUPANCY:                100.0%
 OCCUPANCY DATE:           3/8/2004
 NUMBER OF TENANTS:        1
 HISTORICAL NOI:
   TTM AS OF 2/29/2004:    $3,842,376
 UW NOI:                   $3,552,632
 UW NET CASH FLOW:         $3,405,341
 APPRAISED VALUE:          $55,000,000
 APPRAISAL DATE:           11/25/2003



       FINANCIAL INFORMATION
------------------------------------
 CUT-OFF DATE LOAN/SF:   $117
 CUT-OFF DATE LTV:        68.4%
 MATURITY DATE LTV:       57.7%
 UW DSCR:                 1.28x





                               SIGNIFICANT TENANTS

                                                                                     BASE
                                                           MOODY'S/ SQUARE    % OF   RENT         LEASE
 TENANT NAME                PARENT COMPANY                  S&P(1)   FEET     GLA    PSF    EXPIRATION YEAR
-------------------------- ------------------------------  -------- ------- ------ ------- ----------------
 EMPLOYERS REINSURANCE     General Electric Corporation    Aa2/A+  320,198 100.0% $ 12.00         2019
 CORPORATION               (NYSE: GE)


(1) The Ratings provided are for Employers Reinsurance Corporation.

                                    43 of 67

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                          EMPLOYERS REINSURANCE CORP I

THE LOAN. The Employers Reinsurance Corporation I loan is secured by a first mortgage on the fee interest in an approximately 320,198 square foot office building.

THE BORROWER. The borrower is Lexington Overland Park LLC. The borrower is a special purpose entity controlled by Lexington Corporate Properties Trust (NYSE:
LXP). Lexington Corporate Properties Trust is a real estate investment trust which invests in single-tenant net-lease properties throughout the United States. The Company currently owns and/or manages approximately 125 properties located in 34 states totaling approximately 24.9 million square feet.

THE PROPERTY. Employers Reinsurance Corporation I is an approximately 320,198 square foot single-tenant office building located in Overland Park, Kansas. The building was constructed in 1980 with significant renovations completed in 1990 and 2004. The single tenant is Employers Reinsurance Corporation ("ERC"). ERC recently completed an approximately $6 million renovation at the Employers Reinsurance Corporation I property.

ERC is a wholly-owned subsidiary of GE Global Insurance Holding Corp. GE Global Insurance Holding Corp is a wholly-owned subsidiary of General Electric Corporation (NYSE: GE). ERC is made up of three separate business units: (i) Global Life & Health, (ii) Global P&C Reinsurance and (iii) GE Commercial Insurance. ERC serves the life & health reinsurance, property & casualty reinsurance, commercial insurance and healthcare insurance markets. These products and services are offered around the world. ERC has approximately $50 billion in assets.

THE MARKET(1). The Employers Reinsurance Corp I property is located in Overland Park, Johnson County, Kansas. The subject is approximately eight miles southwest of the Kansas City CBD, and is accessible by way off Metcalf Avenue near the intersection of Interstate 635 and Interstate 35. The Kansas City International Airport lies approximately 25 miles north of the property. In the immediate area, surrounding uses include: Interstate 35 to the north, single family to the south (commercial development along Metcalf Avenue), multifamily and low-rise commercial to the east, and single family to the west.

The subject property is located in the Kansas City office market and the North Johnson submarket. Per Reis, the Kansas City market has an average vacancy of approximately 17.5%, with older buildings (pre-1990s) at approximately 17% to approximately 28%. Although still above its three-year (approximately 15.4%) and five-year averages (approximately 13.6%), overall vacancy has fallen throughout 2003. Net rents range from approximately $15 to approximately $23 per square foot, with older buildings at the lower end of the range.

Vacancy for the subject's submarket averages approximately 13.4%, which is inline with the previous year, but up from the three year average of approximately 10.8%. The increase is mainly due to new product coming on line in 2001-2002, as well as the economic downturn. Average asking rents total approximately $17.75 per square foot, and rent growth remains positive and inline with historical levels. There are approximately 93 office properties (approximately 18% of metro) totaling approximately 5.4 million square feet in the North Johnson submarket.

PROPERTY MANAGEMENT. The Employers Reinsurance Corporation II property is self managed by Employers Reinsurance Corporation.
-------------------------------------------------------------------------------

(1) Certain information from the Employers Reinsurance Corp I loan appraisal dated November 25, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    44 of 67

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DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                          EMPLOYERS REINSURANCE CORP I




                             [MAP OF KANSAS OMITTED]





                                    45 of 67

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                                ARC MHC PORTFOLIO


                     [PICTURE OF MANUFACTURED HOME OMITTED]




                     [PICTURE OF MANUFACTURED HOME OMITTED]




                     [PICTURE OF MANUFACTURED HOME OMITTED]





                                    46 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                                ARC MHC PORTFOLIO


                        MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $36,208,000
 CUT-OFF PRINCIPAL BALANCE:    $36,100,393
 % OF POOL BY IPB:             3.3%
 LOAN SELLER:                  MLML
 BORROWER:                     ARC Communities 12 LLC
 SPONSOR:                      Affordable Residential Communities Inc.
                               and Affordable Residential Communities
                               LP
 ORIGINATION DATE:             2/18/2004
 INTEREST RATE:                5.5300%
 INTEREST ONLY PERIOD:         NAP
 MATURITY DATE:                3/1/2014
 AMORTIZATION TYPE:            Balloon
 ORIGINAL AMORTIZATION:        360
 REMAINING AMORTIZATION:       357
 CALL PROTECTION:              L(24), Def(90), O(3)
 CROSS-COLLATERALIZATION:      No
 LOCK BOX:                     Soft
 ADDITIONAL DEBT:              No
 ADDITIONAL DEBT TYPE:         NAP
 LOAN PURPOSE:                 Various


                       ESCROWS
------------------------------------------------------
 ESCROWS/RESERVES:         INITIAL       MONTHLY
                          ----------------------------
   Taxes:                  $99,589       $37,102
   Insurance:              $25,551        $6,473
   Engineering:             $2,188            $0
   CapEx:                   $7,521        $7,521
   Master Lease:           $26,257            $0
   Security Deposit:      $225,952            $0


                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Portfolio
 TITLE:                    Fee
 PROPERTY TYPE:            Manufactured Housing Community
 PADS:                     1,805
 LOCATION:                 Various (See chart titled "Portfolio Properties")
 YEAR BUILT/RENOVATED:     Various (See chart titled "Portfolio Properties")
 OCCUPANCY:                94.2%
 OCCUPANCY DATE:           Various
 HISTORICAL NOI:
   2002:                   $3,940,163
   TTM AS OF 9/30/2003:    $4,107,955
 UW NOI:                   $3,633,420
 UW NET CASH FLOW:         $3,543,170
 APPRAISED VALUE:          $45,260,000
 APPRAISAL DATES:          Various



         FINANCIAL INFORMATION
----------------------------------------
 CUT-OFF DATE LOAN/PADS:   $20,000
 CUT-OFF DATE LTV:           79.8%
 MATURITY LTV:               66.9%
 UW DSCR:                    1.43x



                                                PORTFOLIO PROPERTIES

                                                                      % OF     AVERAGE
                                                    YEAR    # OF     TOTAL    RENT PER
 PROPERTY NAME                    LOCATION         BUILT    PADS     PADS       PAD      OCCUPANCY    APPRAISED VALUE
-------------------------- ---------------------- ------- ------- ---------- --------- ------------ -----------------
 SADDLEBROOK               North Charleston, SC    1983     425      23.5%      $239      92.9%        $ 9,600,000
 TERRACE HEIGHTS           Dubuque, IA             1972     317      17.6       $270      90.2%          7,350,000
 EASY LIVING               Lawrence, KS            1970     263      14.6       $260      93.5%          5,540,000
 CAMELOT                   Salt Lake City, UT      1971     379      21.0       $385      98.9%         15,300,000
 MERIDIAN SOONER           Oklahoma City, OK       1970     207      11.5       $180      98.6%          2,040,000
 PARK PLAZA                Gillette, WY            1985      78       4.3       $230      97.4%          1,900,000
 DYNAMIC II                DeSoto, TX              1984     136       7.5       $297      87.5%          3,530,000
-------------------------- ---------------------- ------- ------- ---------- --------- ------------ -----------------
 TOTAL/ WEIGHTED AVERAGE                                  1,805       100%      $275      94.2%        $45,260,000
--------------------------                                ------- ---------- --------- ------------ -----------------


                                    47 of 67

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                               ARC MHC PORTFOLIO

THE LOAN. The ARC MHC Portfolio loan is secured by a first mortgage on the fee interest in 7 manufactured housing communities comprised of approximately 1,805 pads.

The ARC MHC Portfolio Loan has a remaining term of 117 months to its anticipated maturity date of March 1, 2014. The ARC MHC Portfolio Loan permits defeasance with United States government obligations beginning two years after securitization.

THE BORROWER. The borrower under the ARC MHC Portfolio Loan is ARC Communities 12 LLC. The borrower was established as a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the ARC MHC Portfolio Loan. The sponsor of the borrowers is the publicly traded REIT, Affordable Residential Communities (NYSE: ARC), "ARC," a Denver based real estate investment trust that builds and manages affordable housing communities. ARC currently owns and operates approximately 67,000 home sites located in approximately 302 communities in 29 states, making them the largest owner and operator of manufactured housing communities in the United States. As of May 19, 2004 ARC had a market capitalization of approximately $637.6 million.

THE PROPERTIES. The ARC MHC Portfolio consists of 7 manufactured housing communities located across seven states. There are a total of approximately 1,805 pads with a weighted average occupancy of approximately 94.2%. On average, there are approximately 258 pads per location. Communities range in size from 78 to 425 pads. The two largest state concentrations are South Carolina with one community totaling approximately 425 home sites (23.5%), and Utah with one community totaling approximately 379 home sites (21.0%). As of the closing of the ARC MHC Portfolio Loans, approximately 147 pads are currently leased to ARC Housing, LLC or its affiliates, which are subsidiaries of ARC, under one or more leases, which leases provide for rent to be payable for each leased pad in the event the pad is subleased to a third party or the related manufactured housing community is more then 97% leased. Any such rents are not to be less than the greater of the subrental rate for the pad or market rates. Under certain conditions, properties can be released. See "Description of the Mortgage Pool -- Certain Terms and Conditions of the Mortgage Loans -- Defeasance; Collateral Substitution; Property Release"

THE MARKET(1).

SADDLEBROOK

The Saddlebrook property is located in metropolitan Charleston, in a portion of South Carolina known as the Trident Region, in Dorchester County. The immediate area surrounding the property is an established area of residential single family homes along secondary roadways surrounded by developed commercial thoroughfares.

The estimated population and average household income for 2002 within a 1, 3 and 5 mile radius of the property is 5,702 and $46,594, 28,864 and $55,514 and 66,575 and $52,468, respectively.

Comparable properties reported average overall occupancy rates of 87.6%. The subject property is approximately 92.9% occupied.

TERRACE HEIGHTS

The Terrace Heights property is located in the city of Dubuque in northeast Iowa along the western bank of the Mississippi River. The immediate area surrounding the property has some newer development, consisting of primarily residential uses (single family and manufactured housing).

The estimated population and average household income for 2003 within a 1, 3 and 5 mile radius of the property is 5,108 and $44,465, 38,139 and $47,930 and 65,692 and $54,579,respectively.

Comparable properties reported average overall occupancy rates of 89.2%. The subject property is approximately 90.2% occupied.

EASY LIVING

The Easy Living property is located in central Lawrence, within Douglas County, Kansas. Lawrence is the home of the University of Kansas and is the areas largest employer and is located north of the subject property.

The estimated population and average household income for 2003 within a 1, 3 and 5 mile radius of the property is 6,504 and $46,988, 52,174 and $51,610 and 84,457 and $56,566, respectively.

Comparable properties reported average overall occupancy rates of 93.4%. The subject property is approximately 93.5% occupied.

CAMELOT

The Camelot property is located in North Salt Lake, Utah. The property is located in the central part of Davis County, between Interstate Highway 15 and Highway 89 (State Street). Both transverse the subject neighborhood in a north-south direction, and offer access to Salt Lake City to the south, and Davis and Weber counties to the north.

The estimated population and average household income for 2003 within a 1, 3 and 5 mile radius of the property is 10,990 and $68,722, 45,624 and $60,215 and 90,754 and $58,385, respectively.

Comparable properties reported average overall occupancy rates of 90.8%. The subject property is approximately 98.9% occupied.
-------------------------------------------------------------------------------


                                    48 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                               ARC MHC PORTFOLIO

MERIDIAN SOONER

The Meridian Sooner property is located in the southeastern portion of the metro Oklahoma City area in Oklahoma. The largest area employer is the State of Oklahoma.

The estimated population and average household income for 2003 within a 1, 3 and 5 mile radius of the property is approximately 8,975 and $51,555, 50,385 and $43,014 and 108,661 and $43,839, respectively.

Comparable properties reported a range of overall occupancy rates of 40% to 96%. The subject property is approximately 98.6% occupied and is considered to be an upper-end project in relation to the comparable set in terms of location, amenities and overall appeal.

PARK PLAZA

The Park Plaza property is located within the southerly sector of the city limits of Gillete in northeast Wyoming. The central business district is located approximately two and one-half miles northeast. Access to the property is via South Douglas Highway (State Highway 59) located to the east of the property and provides access to Interstate 90 to the north.

The estimated population and average household income for 2003 within a 1, 3 and 5 mile radius of the property is approximately 1,665 and $58,457, 16,251 and $59,250 and 27,625 and $60,381, respectively.

Comparable properties reported average overall occupancy rates of approximately 92.8%. The subject property is approximately 97.4% occupied.

DYNAMIC II

The Dynamic II property is located within in Desoto within Dallas County in Texas.

The estimated population and average household income for 2003 within a 1, 3 and 5 mile radius of the property is approximately 7,393 and $63,064, 34,889 and $75,710 and 88,754 and $72,842, respectively.

Comparable properties reported average overall occupancy rates of approximately 93.4%. The subject property is approximately 87.5% occupied.

PROPERTY MANAGEMENT. ARC Management Services, Inc. is the property manager for all of the ARC MHC Properties. The property manager is affiliated with the borrowers.
--------------------------------------------------------------------------------

(1) Certain information from the ARC MHC Portfolio appraisals dated August 1, 2003, December 1, 2003, and January 1, 2004. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.



                                    49 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                                ARC MHC PORTFOLIO



[MAP OF UTAH OMITTED]        [MAP OF WYOMING OMITTED]      [MAP OF IOWA OMITTED]





 [MAP OF OKLAHOMA AND        [MAP OF KANSAS OMITTED]      [MAP OF SOUTH CAROLINA
    TEXAS OMITTED]                                               OMITTED]

                                    50 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1






                      [THIS PAGE INTENTIONALLY LEFT BLANK]




                                    51 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                         BILLERICA-WILMINGTON PORTFOLIO



[PICTURE OF BILLERICA-WILMINGTON PORTFOLIO PROPERTY OMITTED]





                    [PICTURE OF BILLERICA-WILMINGTON PORTFOLIO PROPERTY OMITTED]




[PICTURE OF BILLERICA-WILMINGTON PORTFOLIO PROPERTY OMITTED]






                                    52 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                         BILLERICA-WILMINGTON PORTFOLIO


                   LOAN INFORMATION
-------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $34,700,000.00
 CUT-OFF PRINCIPAL BALANCE:    $34,630,974
 % OF POOL BY IPB:             3.2%
 LOAN SELLER:                  PNC
 BORROWER:                     Billtech Equity
                               Partners, LLC,5/10
                               Cornell Equity Partners,
                               LLC, Ballard
                               Equity Partners, LLC and
                               Nashlow
                               Equity Partners, LLC
 SPONSOR:                      Kambiz Shahbazi,
                               Constantine Alexakos
 ORIGINATION DATE:             3/4/2004
 INTEREST RATE:                5.6200%
 INTEREST ONLY PERIOD:         NAP
 MATURITY DATE:                4/1/2014
 AMORTIZATION TYPE:            Balloon
 ORIGINAL AMORTIZATION:        360
 REMAINING AMORTIZATION:       358
 CALL PROTECTION:              L(36), Def(80), O(4)
 CROSS-COLLATERALIZATION:      No
 LOCK BOX:                     Springing
 ADDITIONAL DEBT:              No
 ADDITIONAL DEBT TYPE:         NAP
 LOAN PURPOSE:                 Acquisition



                     ESCROWS
-------------------------------------------------
 ESCROWS/RESERVES:          INITIAL     MONTHLY
                          -----------------------
  Taxes:                          $0    $68,322
  Insurance:                      $0     $5,133
  CapEx:                     $66,725     $4,169
  TI/LC:                    $500,000    $20,833
  Letter of Credit(1):      $251,600         $0



                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Portfolio
 TITLE:                    Fee
 PROPERTY TYPE:            Office/Industrial
 SQUARE FOOTAGE:           525,340
 LOCATION:                 Various (See chart titled "Portfolio Properties")
 YEAR BUILT/RENOVATED:     Various (See chart titled "Portfolio Properties")
 OCCUPANCY:                91.1%
 OCCUPANCY DATE:           2/27/2004
 NUMBER OF TENANTS:        16
 HISTORICAL NOI:
   2002:                   $4,263,292
   2003:                   $3,812,843
 UW NOI:                   $4,046,173
 UW NET CASH FLOW:         $3,655,574
 APPRAISED VALUE:          $45,500,000
 APPRAISAL DATE:           12/4/2003 & 12/30/2003



       FINANCIAL INFORMATION
------------------------------------
 CUT-OFF DATE LOAN/SF:   $66
 CUT-OFF DATE LTV:        76.1%
 MATURITY DATE LTV:       63.9%
 UW DSCR:                 1.53x



                               SIGNIFICANT TENANTS

                                                                                                    BASE       LEASE
                                                                MOODY'S/     SQUARE      % OF       RENT    EXPIRATION
 TENANT NAME                            PARENT COMPANY           S&P(2)      FEET        GLA        PSF        YEAR
------------------------------ ----------------------------- ------------ ---------- ---------- ---------- -----------
 COMPUWARE                     Compuware Corporation           NAP/BBB-     69,834      13.3%      $  7.00     2006
 ADAPTEC, INC. INTERNATIONAL   Adaptec, Inc.                     NR/B+      67,166      12.8%      $  7.00     2007
 VESTCOM                       Vestcom International            NAP/NAP     49,500       9.4%      $  6.75     2011
 THERMO KEY TEK                Thermo Electron Corporation     Baa2/BBB+    40,757       7.8%      $ 12.50     2005
 FEDERAL EXPRESS               Federal Express                 Baa2/BBB     39,727       7.6%      $  7.25     2007

(1) Security deposit from Mintera Corporation in lieu of cash security deposit. As a condition of the loan, the Letter of Credit was transferred to the Lenders.

(2) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    53 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                         BILLERICA-WILMINGTON PORTFOLIO

THE LOAN. The Billerica-Wilmington Portfolio loan is secured by a first mortgage in a fee interest in 5 office/industrial properties comprised of approximately 525,340 square feet.

THE BORROWER. The four Borrowers are Billtech Equity Partners, LLC, 5/10 Cornell Equity Partners, LLC, Ballard Equity Partners, LLC and Nashlow Equity Partners, LLC, each of which is a single purpose, single asset and bankruptcy remote entity. KC Everest, LLC is the manager of each of the four Borrowers.

THE PROPERTY. Collateral for this loan consists of 5 separate properties containing 9 separate buildings that were constructed between 1979 and 1987. The properties are as follows: (i) 700 & 900 Technology Park Drive, located in Billerica, MA with approximately 85,713 square feet of office; (ii) 255, 261 and 265 Ballardvale Street, located in Wilmington, MA with approximately 158,568 square feet of office; (iii) 5-10 Cornell Place, located in Wilmington, MA with approximately 89,227 square feet of industrial; (iv) 847 Rogers Road, located in Lowell, MA with approximately 54,832 square fee of office; and (v) 9 Townsend West, located in Nashua, NH with approximately 137,000 square feet of office.

THE MARKET(1). Four of the properties are well located in the north Boston metropolitan in close proximity to residential areas and with interstate access. The fifth property is approximately 50 miles north of Boston in Nashua, NH (Manchester), near the Nashua airport. The properties fall into two different submarkets -- Boston 495 North and Nashua, NH. The 495-North submarket contains
(i) approximately 5 million SF of flex space with an overall occupancy of approximately 7.2% and an average rental rate of approximately $10.64/SF, and
(ii) approximately 10 million SF of office space with an overall occupancy of approximately 85.5% and an average rental rate of approximately $19.87/SF. The Nashua submarket contains approximately 1.9 million SF of flex-office with an overall occupancy of approximately 93.6% and rents ranging between approximately $4.50-$8.00/SF. Leases in these submarkets are typically quoted triple-net and new lease terms typically run five years with CPI rent bumps.

PROPERTY MANAGEMENT. The Billerica-Wilmington Portfolio properties are managed by Everest Partners.
------------------------------------------------------------------------------


                              PORTFOLIO PROPERTIES

                                                       SQUARE                                                           APPRAISED
 PROPERTY NAME                 LOCATION    YEAR BUILT   FEET    OCC.   TOP TENANTS                                        VALUE
--------------------------- -------------- ---------- ------- ------- ------------------------------------------------ ------------
 TECHNOLOGY PARK            Billerica, MA    1985      85,713   63.3% Titan Corporation, Tactical Communicallo          $ 8,800,000
 BALLARDVALE                Wilmington, MA   1985     158,568   90.5% All Seasons Servicers Inc., Komatsu Technologies   13,870,000
 CORNELL PLACE              Wilmington, MA   1979      89,227  100.0% Vestcom International, Federal Express              6,930,000
 ONE LOWELL RESEARCH CENTER Lowell, MA       1985      54,832  100.0% Thermo Key Tek, Mintera Corporation                 7,000,000
 9 TOWNSEND WEST            Nashua, NH       1987     137,000  100.0% Compuware, Adaptac, Inc.                            8,900,000
--------------------------- -------------- ---------- ------- ------- ------------------------------------------------ ------------
 TOTAL/WEIGHTED AVERAGE                               525,340   91.1%                                                   $45,500,000
---------------------------                           ------- -------                                                  ------------



                             LEASE ROLLOVER SCHEDULE

                                                                             CUMULATIVE                  CUMULATIVE    CUMULATIVE
                 NUMBER     SQUARE                   BASE      % OF BASE      SQUARE       CUMULATIVE       BASE       % OF BASE
               OF LEASES     FEET      % OF GLA      RENT         RENT          FEET        % OF GLA        RENT         RENT
 YEAR           EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING     EXPIRING
------------- ----------- ---------- ----------- ------------ ------------ ------------- ------------- ------------- ------------
 VACANT           NAP       46,557        8.9%        NAP          NAP         46,557          8.9%         NAP           NAP
 2004 & MTM         1       29,125        5.5     $  154,363        3.3%       75,682         14.4%     $  154,363         3.3%
 2005               6      126,986       24.2      1,811,969       39.1       202,668         38.6%     $1,966,332        42.4%
 2006               5      101,239       19.3        900,977       19.4       303,907         57.8%     $2,867,309        61.8%
 2007               4      147,113       28.0      1,070,207       23.1       451,020         85.9%     $3,937,516        84.9%
 2008               0            0        0.0              0        0.0       451,020         85.9%     $3,937,516        84.9%
 2009               3       24,820        4.7        364,330        7.9       475,840         90.6%     $4,301,846        92.8%
 2010               0            0        0.0              0        0.0       475,840         90.6%     $4,301,846        92.8%
 2011               1       49,500        9.4        334,125        7.2       525,340        100.0%     $4,635,971       100.0%
 2012               0            0        0.0              0        0.0       525,340        100.0%     $4,635,971       100.0%
 2013               0            0        0.0              0        0.0       525,340        100.0%     $4,635,971       100.0%
 2014               0            0        0.0              0        0.0       525,340        100.0%     $4,635,971       100.0%
 AFTER              0            0        0.0              0        0.0       525,340        100.0%     $4,635,971       100.0%
------------- ----------- ---------- ----------- ------------ ------------ ------------- ------------- ------------- ------------
 TOTAL             17      525,340      100.0%    $4,635,971      100.0%
------------- ----------- ---------- ----------- ------------ ------------

(1) Certain information from the Billerica-Wilmington Portfolio appraisals dated December 4, 2003 and December 30, 2003. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    54 of 67

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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                         BILLERICA-WILMINGTON PORTFOLIO






                [MAP OF MASSACHUSETTS AND NEW HAMPSHIRE OMITTED]





                                    55 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                           GARDENS AT VAIL APARTMENTS



                 [PICTURE OF GARDENS AT VAIL APARTMENTS OMITTED]





                                 [PICTURE OF GARDENS AT VAIL APARTMENTS OMITTED]








[PICTURE OF GARDENS AT VAIL APARTMENTS OMITTED]






                                    56 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                           GARDENS AT VAIL APARTMENTS


                           LOAN INFORMATION
----------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $26,800,000
 CUT-OFF PRINCIPAL BALANCE:    $26,774,066
 % OF POOL BY IPB:             2.4%
 LOAN SELLER:                  PNC
 BORROWERS:                    USA Gardens at Vail 1, LLC, et. al.
 SPONSOR:                      Internacional Realty, Inc.
 ORIGINATION DATE:             4/27/2004
 INTEREST RATE:                5.3900%
 INTEREST ONLY PERIOD:         NAP
 MATURITY DATE:                5/1/2014
 AMORTIZATION TYPE:            Balloon
 ORIGINAL AMORTIZATION:        360
 REMAINING AMORTIZATION:       359
 CALL PROTECTION:              L(36), Def(80), O(4)
 CROSS-COLLATERALIZATION:      No
 LOCK BOX:                     No
 ADDITIONAL DEBT:              No
 ADDITIONAL DEBT TYPE:         NAP
 LOAN PURPOSE:                 Acquisition


                   ESCROWS
----------------------------------------------
 ESCROWS/RESERVES:     INITIAL      MONTHLY
                       -----------------------
  Taxes:                    $0      $54,773
  Insurance:                $0      $13,691
  CapEx:                    $0       $9,717
  Other:               $15,000           $0


           PROPERTY INFORMATION
-------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Multifamily
 UNITS:                    582
 LOCATION:                 Dallas, TX
 YEAR BUILT/RENOVATED:     2002
 OCCUPANCY:                90.9%
 OCCUPANCY DATE:           2/18/2004
 NUMBER OF TENANTS:        N/A
 HISTORICAL NOI:
 2003:                     $2,296,863
 UW NOI:                   $2,869,410
 UW NET CASH FLOW:         $2,723,660
 APPRAISED VALUE:          $35,600,000
 APPRAISAL DATE:           1/9/2004



         FINANCIAL INFORMATION
----------------------------------------
 CUT-OFF DATE LOAN/UNIT:   $46,004
 CUT-OFF DATE LTV:         75.2%
 MATURITY DATE LTV:        62.7%
 UW DSCR:                  1.51x



                                                   MULTIFAMILY INFORMATION

                                                               APPROXIMATE
                                              AVERAGE UNIT    NET RENTABLE    % OF TOTAL    AVERAGE MONTHLY    AVERAGE MONTHLY
 UNIT MIX                   NO. OF UNITS      SQUARE FEET          SF             SF          ASKING RENT       MARKET RENT(1)
-------------------------- --------------- ----------------- -------------- ------------- ------------------ -----------------
 STUDIO                           64               377            24,128          6.5%           $517              $  561
 ONE BEDROOM                     464               625           290,000         78.6            $681              $  774
 TWO BEDROOM                      54             1,014            54,756         14.8            $964              $1,126
-------------------------- --------------- ----------------- -------------- ------------- ------------------ -----------------
 TOTAL/ WEIGHTED AVERAGE         582               634           368,988        100.0%           $689              $  783
-------------------------- --------------- ----------------- -------------- ------------- ------------------ -----------------


(1) Certain information from the Gardens at Vail Apartments loan appraisal dated January 9, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


                                    57 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                           GARDENS AT VAIL APARTMENTS

THE LOAN. The Garden at Vail Apartments loan is secured by a first mortgage in a fee interest in a 582 unit apartment complex.

THE BORROWER. The Borrowers are 27 separate single purpose, single asset companies, each of which owns an undivided tenant in common interest in the subject property. Generally, either a single member or a husband and wife own each Borrower. However, the organizational documents for each Borrower also provide for an independent director.

THE PROPERTY. The subject property is a approximately 582-unit apartment complex (32 two and three-story buildings) located approximately 17 miles northwest of the Dallas central business district. It has a clubhouse, swimming pool, computer resource room, fitness center and community room with pool tables, shuffle board, air hockey and televisions. The property includes 64 efficiency units, approximately 464 one-bedroom units and approximately 54 two-bedroom units with approximately 918 parking spaces, including 18 detached single-car garages and 644 reserved carports.

THE MARKET(1). The subject property the Far North Dallas submarket of Dallas, Texas, which is part of the overall Dallas-Fort Worth market. For this submarket, as of December, 2003: (a) the apartment occupancy rate went from approximately 93.6% to approximately 91.6% over the previous two year period,
(b) approximately 28,663 apartment units existed with slightly less than 40% of these units being newer than 1990, and (c) no new apartment units were under construction.

PROPERTY MANAGEMENT. The Borrowers have master leased the entire subject property to USA Gardens at Vail LeaseCo, LLC, a single purpose, single asset Delaware limited liability company ("LeaseCo"). LeaseCo is responsible for all costs of operating, managing, leasing and maintaining the subject property. LeaseCo has entered into a property management agreement with Internacional Realty, Inc., an affiliate of both LeaseCo and the sponsor of the project. Internacional Realty is headquartered in San Antonio, TX. Since its inception in 1994, Internacional Realty has acquired or developed 24 multifamily properties containing 5,440 apartment units primarily in Texas and Florida. Nine of these properties were developed by Internacional Realty and 15 were purchased as completed projects.
-------------------------------------------------------------------------------


(1)Certain information from the Gardens at Vail Apartments loan appraisal dated January 9, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


                                    58 of 67
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SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                           GARDENS AT VAIL APARTMENTS






                         [MAP OF DALLAS, TEXAS OMITTED]





                                    59 of 67
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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                              538 BROADHOLLOW ROAD



               [PICTURE OF 538 BROADHOLLOW ROAD BUILDING OMITTED]




                              [PICTURE OF 538 BROADHOLLOW ROAD BUILDING OMITTED]




[PICTURE OF 538 BROADHOLLOW ROAD BUILDING OMITTED]






                                    60 of 67

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

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                              538 BROADHOLLOW ROAD


                            LOAN INFORMATION
------------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $26,500,000
 CUT-OFF PRINCIPAL BALANCE:    $26,347,178
 % OF POOL BY IPB:             2.4%
 LOAN SELLER:                  JPMorgan Chase Bank
 BORROWER:                     AHM SPV II, LLC
 SPONSOR:                      American Home Mortgage Holdings, Inc.
 ORIGINATION DATE:             11/25/2003
 INTEREST RATE:                5.8200%
 INTEREST ONLY PERIOD:         NAP
 MATURITY DATE:                12/1/2013
 AMORTIZATION TYPE:            Balloon
 ORIGINAL AMORTIZATION:        360 months
 REMAINING AMORTIZATION:       354 months
 CALL PROTECTION:              L(24),Def(86),O(4)
 CROSS-COLLATERALIZATION:      No
 LOCK BOX:                     Hard
 ADDITIONAL DEBT:              No
 ADDITIONAL DEBT TYPE:         NAP
 LOAN PURPOSE:                 Acquisition


                     ESCROWS
-------------------------------------------------
 ESCROWS/RESERVES:        INITIAL      MONTHLY
                       --------------------------
   Taxes:                $363,302      $40,367
   Insurance:             $30,266       $5,044
   CapEx:                      $0       $2,283
   TI/LC(3):           $4,146,000           $0
   Engineering(3):     $1,717,000           $0


               PROPERTY INFORMATION
---------------------------------------------------
 SINGLE ASSET/PORTFOLIO:     Single Asset
 TITLE:                      Fee
 PROPERTY TYPE:              Office -- Suburban
 SQUARE FOOTAGE:             182,322
 LOCATION:                   Melville, NY
 YEAR BUILT/RENOVATED:       1987
 OCCUPANCY:                  100.0%
 OCCUPANCY DATE:             2/29/2004
 NUMBER OF TENANTS:          8
 HISTORICAL NOI:
   2001:                     $2,723,647
   2002:                     $1,918,064
   TTM AS OF 8/31/2003:      $1,902,134
 UW NOI(2):                  $2,917,052
 UW NET CASH FLOW:           $2,631,077
 APPRAISED VALUE:            $33,200,000
 APPRAISAL DATE:             3/1/2004




       FINANCIAL INFORMATION
------------------------------------
 CUT-OFF DATE LOAN/SF:   $145
 CUT-OFF DATE LTV:        79.4%
 MATURITY DATE LTV:       67.3%
 UW DSCR:                 1.41x





                              SIGNIFICANT TENANTS
                                                                                                                  BASE       LEASE
                                                                                  MOODY'S/   SQUARE      % OF     RENT    EXPIRATION
 TENANT NAME                   PARENT COMPANY                                      S&P(1)     FEET       GLA      PSF        YEAR
----------------------------- -------------------------------------------------- ---------- --------- -------- ---------- ----------
 AMERICAN HOME MORTGAGE       American Home Mortgage Investment Corp (NYSE: AHH) NAP/NAP    107,181     58.8%    $ 30.48     2018
 LADENBURG THALMANN FINANCIAL Ladenburg Thalmann Financial Services              NAP/NAP     22,004     12.1%    $ 18.48     2008
 AER LINGUS SHANNON LTD.      AER Lingus Shannon Ltd.                            NAP/NAP     17,326      9.5%    $ 24.60     2007
 RB ULRICH & ASSOCIATES       HB Ulrich & Associates                             NAP/NAP     14,321      7.9%    $ 26.40     2010
 J&L TECHNOLOGIES GROUP       James, Lasala & Associates, LLP                    NAP/NAP      7,884      4.3%    $ 26.88     2010


(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.
(2) Underwritten NOI includes new American Home Mortgage lease for approximately 107,000 square feet which commenced in December, 2003.
(3) Upfront TI/LC and Engineering reserves will be used to pay for initial improvements associated with the new American Home Mortgage lease.

                                    61 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
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DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                              538 BROADHOLLOW ROAD

THE LOAN. The 538 Broadhollow Road loan is secured by a first mortgage in a fee interest in an approximately 182,322 square foot office building.

THE BORROWER. The borrower is AHM SPV II, LLC. The borrower is a special purpose entity controlled by American Home Mortgage Investment Corp. (NYSE: AHH). American Home Mortgage Investment Corp. is a mortgage real estate investment trust (REIT) focused on earning net interest income from self-originated mortgage backed securities, and through its taxable subsidiaries, on originating and servicing mortgage loans for institutional investors. Mortgages are originated though a network of approximately 276 loan production offices as well as through mortgage brokers.

THE PROPERTY. The subject property is an approximately 182,322 square foot, Class A office building. The 4-story, steel frame building with gray aluminum facade and continuous ribbon windows was built in 1987. The subject property is 100.0% leased to 8 tenants. American Home Mortgage Investment Corp currently occupies approximately 107,181 square feet (approximately 58.8%) in the building along with approximately 7 other tenants including Ladenburg Thalmann Financial (approximately 22,004 square feet or approximately 12.1%), Aer Lingus Shannon Ltd. (approximately 17,326 square feet or approximately 9.5%) and RB Ulrich & Associates (approximately 14,321 square feet or approximately 7.9%).

THE MARKET(1). The 538 Broadhollow Road property is located in Melville, Suffolk County, New York. The subject property is located on Broad Hollow Road (Route
110).The Northern State Parkway and the Long Island Expressway are both located within one and a half miles north of the subject property. Rail transportation is provided by the Long Island Railroad with a local station in Huntington Station and Pinelawn. Mass transit via public bus service, is provided along most heavily traveled secondary arteries. The existence of an extensive transportation network within the immediate vicinity has facilitated the development of the Route 110 Corridor into a major commercial & industrial location on Long Island. The subject's Melville neighborhood is dominated by commercial uses.

The subject's submarket consists of approximately 5,272,389 square feet of Class A office space. This market has a current direct vacancy rate of approximately 7.7% and an overall vacancy rate of approximately 10.8%. The direct vacancy rate of approximately 7.7% is below the Suffolk County rate of approximately 14.9% due to the submarket's linkage and exposure. It is lower than the Melville vacancy rate of approximately 14.9% since the subject's direct competition consists of Class A space which is well located within the market. The overall vacancy rate within the submarket ranged from approximately 10.6% to approximately 19.5% over the past three years.

PROPERTY MANAGEMENT. The property manager of the 538 Broadhollow Road property is CB Richard Ellis Real Estate Services, Inc.
-------------------------------------------------------------------------------

                   LEASE ROLLOVER SCHEDULE

                  NUMBER      SQUARE                             % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                OF LEASES     FEET      % OF GLA    BASE RENT      RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
      YEAR       EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
-------------- ----------- ---------- ----------- ------------ ------------ ------------- ------------- ------------- --------------
 VACANT              NAP          0        0.0%          NAP         NAP              0        0.0%           NAP          NAP
 2004 & MTM            1      7,712        4.2    $  224,882         4.4%         7,712        4.2%        $  224,882        4.4%
 2005                  0          0        0.0             0         0.0          7,712        4.2%        $  224,882        4.4%
 2006                  0          0        0.0             0         0.0          7,712        4.2%        $  224,882        4.4%
 2007                  1     17,326        9.5       426,220         8.4         25,038       13.7%        $  651,102       12.8%
 2008                  3     27,898       15.3       560,777        11.1         52,936       29.0%        $1,211,879       23.9%
 2009                  0          0        0.0             0         0.0         52,936       29.0%        $1,211,879       23.9%
 2010                  2     22,205       12.2       589,996        11.6         75,141       41.2%        $1,801,875       35.5%
 2011                  0          0        0.0             0         0.0         75,141       41.2%        $1,801,875       35.5%
 2012                  0          0        0.0             0         0.0         75,141       41.2%        $1,801,875       35.5%
 2013                  0          0        0.0             0         0.0         75,141       41.2%        $1,801,875       35.5%
 2014                  0          0        0.0             0         0.0         75,141       41.2%        $1,801,875       35.5%
 AFTER                 1    107,181       58.8     3,266,877        64.5        182,322      100.0%        $5,068,752      100.0%
-------------- ----------- ---------- ----------- ------------ ------------ ------------- ------------- ------------- --------------
 TOTAL                 8    182,322      100.0%   $5,068,752       100.0%


(1) Certain information from the 538 Broadhollow Road Loan appraisal dated March 1, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    62 of 67

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DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES
REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                              538 BROADHOLLOW ROAD


                      [MAP OF LONG ISLAND NEW YORK OMITTED]



                                    63 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                         BELVIDERE INDUSTRIAL PORTFOLIO




          [PICTURE OF BELVIDERE INDUSTRIAL PORTFOLIO PROPERTY OMITTED]




          [PICTURE OF BELVIDERE INDUSTRIAL PORTFOLIO PROPERTY OMITTED]




          [PICTURE OF BELVIDERE INDUSTRIAL PORTFOLIO PROPERTY OMITTED]





                                    64 of 67

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                         BELVIDERE INDUSTRIAL PORTFOLIO


                          LOAN INFORMATION
---------------------------------------------------------------------
 ORIGINAL PRINCIPAL BALANCE:   $23,000,000
 CUT-OFF PRINCIPAL BALANCE:    22,954,149
 % OF POOL BY IPB:             2.1%
 LOAN SELLER:                  JPMorgan Chase Bank
 BORROWER:                     Landmark Holdings, LLC
 SPONSORS:                     Richard B. Conner, John F. Paquin,
                               Daniel K. Ericson and
                               Robert A. Sanches
 ORIGINATION DATE:             3/22/2004
 INTEREST RATE:                5.6100%
 INTEREST ONLY PERIOD:         NAP
 MATURITY DATE:                4/1/2014
 AMORTIZATION TYPE:            Balloon
 ORIGINAL AMORTIZATION:        360 months
 REMAINING AMORTIZATION:       358 months
 CALL PROTECTION:              L(24),Def(90),O(4)
 CROSS-COLLATERALIZATION:      No
 LOCK BOX:                     No
 ADDITIONAL DEBT:              No
 ADDITIONAL DEBT TYPE:         NAP
 LOAN PURPOSE:                 Refinance


                       ESCROWS
-----------------------------------------------------
 ESCROWS/RESERVES:        INITIAL      MONTHLY
                        -----------------------------
 Taxes:                   $114,834         $0
 Insurance:                $20,000         $0
 TI/LC(2):              $2,000,000         $0


            PROPERTY INFORMATION
--------------------------------------------
 SINGLE ASSET/PORTFOLIO:   Porfolio
 TITLE:                    Fee
 PROPERTY TYPE:            Industrial
 SQUARE FOOTAGE:           652,800
 LOCATION:                 Various (See chart
                           titled "Portfolio
                           Properties")
 YEAR BUILT/RENOVATED:     Various (See chart
                           titled "Portfolio
                           Properties")
 OCCUPANCY:                100.0%
 OCCUPANCY DATE:           12/29/2003
 NUMBER OF TENANTS:        5
 HISTORICAL NOI:
   2002:                   $2,091,265
   2003:                   $2,636,581
 UW NOI:                   $2,393,077
 UW NET CASH FLOW:         $2,196,971
 APPRAISED VALUE:          $28,750,000
 APPRAISAL DATES:          1/6/2004 & 1/7/2004



           FINANCIAL INFORMATION
--------------------------------------------
 CUT-OFF DATE LOAN/SF:   $35
 CUT-OFF DATE LTV:        80.4%
 MATURITY DATE LTV:       67.5%
 UW DSCR:                 1.39x



                         SIGNIFICANT TENANTS

                                                                                                            BASE
                                                                      MOODY'S/        SQUARE       % OF     RENT          LEASE
 TENANT NAME               PARENT COMPANY                              S&P(1)         FEET         GLA       PSF     EXPIRATION YEAR
------------------------- ----------------------------------------- ----------- ---------------- -------- --------- ----------------
 MILLWOOD DISTRIBUTORS    Millwood Distributors                       NAP/NAP       255,000       39.1%    $  4.08        2006
 PIERCE DISTRIBUTION      Pierce Distribution                         NAP/NAP    90,000/100,800   29.2%    $  4.24     2008, 2010
 ANDERSON PACKAGING       AmerisourceBergen Corporation (NYSE: ABC)   Ba3/BB+       105,000       16.1%    $  4.38        2008
 FRANKLIN WIRE            Franklin Wire                               NAP/NAP        70,000       10.7%    $  4.46        2007
 CLOROX SERVICES COMPANY  Clorox Company (NYSE: CLX)                   A1/A+         32,000        4.9%    $ 10.88        2006


(1) Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

(2) Upfront TI/LC reserve collected for Millwood Inc whose lease expires in 2006. When the upfront reserve is released, the borrower will be required to make monthly TI/LC deposits.

                                    65 of 67

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
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REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                         BELVIDERE INDUSTRIAL PORTFOLIO

THE LOAN. The Belvidere Industrial Portfolio loan is secured by a first mortgage fee interest in 6 industrial properties comprised of approximately 652,800 square feet.

THE BORROWER. The borrower is Landmark Holdings, LLC. The borrower is a special purpose entity controlled by Richard B. Conner, John F. Paquin, Daniel K. Ericson and Robert A. Sanches who have been developers of industrial properties in Rockford-Belvidere, Illinois for the past five years. They currently own approximately one million square feet of industrial properties

THE PROPERTY. The Belvidere Industrial Portfolio consists of 6 single tenant industrial properties located in the Belvidere-Rockford area of Illinois. The properties total approximately 53 acres and contain approximately 650,000 square feet. All of the properties are served by major highways, rail and air service. All of the subject properties are 100% occupied.

THE MARKET(1). The Belvidere-Rockford area is located approximately 70 miles east of Chicago, in a high growth area along Interstate 90. Interstate 39 also runs through the area and connects it with Bloomington, Indiana. Major corporations with a presence in the Belvidere-Rockford area include Daimler-Chrysler, United Parcel Service and Rockford Health System. Within a 10-mile radius of Belvidere, there are approximately 192,800 residents. The average household income within this 10-mile radius was $64,905 in 2002.

PROPERTY MANAGEMENT. The property manager of the Belvidere Industrial Portfolio properties is Landmark Development, Inc. The property manager is affiliated with the borrower.
-------------------------------------------------------------------------------


                                                  PORTFOLIO PROPERTIES

                                                               SQUARE      % OF TOTAL
       PROPERTY NAME           LOCATION       YEAR BUILT       FEET           GLA         OCCUPANCY      APPRAISED VALUE
------------------------   ---------------   -------------   ----------   ------------   ------------   -----------------
 857 LANDMARK DRIVE        Belvidere, IL         2002         255,000         39.1%           100%           $ 10,400,000
 1701 INDUSTRIAL COURT     Belvidere, IL         2003         105,000         16.1            100%              4,500,000
 888 LANDMARK DRIVE        Belvidere, IL         1999         100,800         15.4            100%              4,000,000
 795 LANDMARK DRIVE        Belvidere, IL         1998          90,000         13.8            100%              3,900,000
 725 LANDMARK DRIVE        Belvidere, IL         2002          70,000         10.7            100%              3,000,000
 1221 RESEARCH PARKWAY     Rockford, IL          1986          32,000          4.9            100%              2,750,000
------------------------   ---------------   -------------   ----------   ------------   ------------   -----------------
 TOTAL/WA                                                     652,800       100.00%           100%            $28,750,000(2)
------------------------                                     ----------   ------------   ------------   -----------------


                   LEASE ROLLOVER SCHEDULE

                  NUMBER      SQUARE                             % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                OF LEASES     FEET      % OF GLA    BASE RENT      RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
      YEAR       EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
-------------- ----------- ---------- ----------- ------------ ------------ ------------- ------------- ------------- --------------
 VACANT              NAP          0        0.0%          NAP       NAP                0         0.0%         NAP            NAP
 2004 & MTM            0          0        0.0    $        0         0.0%             0         0.0%     $        0           0.0%
 2005                  0          0        0.0             0         0.0              0         0.0%     $        0           0.0%
 2006                  2    287,000       44.0     1,388,460        46.8        287,000        44.0%     $1,388,460          46.8%
 2007                  1     70,000       10.7       312,204        10.5        357,000        54.7%     $1,700,664          57.3%
 2008                  2    195,000       29.9       877,320        29.5        552,000        84.6%     $2,577,984          86.8%
 2009                  0          0        0.0             0         0.0        552,000        84.6%     $2,577,984          86.8%
 2010                  1    100,800       15.4       391,716        13.2        652,800       100.0%     $2,969,700         100.0%
 2011                  0          0        0.0             0         0.0        652,800       100.0%     $2,969,700         100.0%
 2012                  0          0        0.0             0         0.0        652,800       100.0%     $2,969,700         100.0%
 2013                  0          0        0.0             0         0.0        652,800       100.0%     $2,969,700         100.0%
 2014                  0          0        0.0             0         0.0        652,800       100.0%     $2,969,700         100.0%
 AFTER                 0          0        0.0             0         0.0        652,800       100.0%     $2,969,700         100.0%
-------------- ----------- ---------- ----------- ------------ ------------ ------------- ------------- ------------- --------------
 TOTAL                 6    652,800      100.0%   $2,969,700       100.0%
-------------- ----------- ---------- ----------- ------------ ------------


(1) Certain information from the Belvidere Industrial Portfolio Loan appraisals dated January 6, 2004 and January 7, 2004. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.
(2) The appraised value of the Belvidere Industrial Portfolio (identified as loan number 10 on Annex A-1 to this prospectus supplement), representing approximately 2.1% of the Initial Pool Balance (approximately 2.7% of the Initial Loan Group 1 Balance) used to calculate the Cut-off LTV and Maturity LTV, is $200,000 higher than the aggregate appraised value of each separate mortgaged property as a result of the appraisal assigning additional value to the collective ownership of the mortgaged properties.

                                    66 of 67

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CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A
DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                             JPMCC 2004-PNC1

                         BELVIDERE INDUSTRIAL PORTFOLIO






                            [MAP OF ILLINOIS OMITTED]





                                    67 of 67

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REPRESENTATIVE.